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PROXY STATEMENT TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Under Rule 14a-12
CH2M HILL COMPANIES, LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

PROXY STATEMENT
TABLE OF CONTENTS

Notice of Annual Meeting
General Information
Proposal 1—Election of Directors
Code of Ethics
Board of Directors
Committees of the Board
Report of the Audit Subcommittee
Report of the Executive Compensation Subcommittee
Directors' Compensation
Security Ownership of Certain Shareholders and Management
Compensation Committee Interlocks and Insider Participation
Executive Compensation
Deferred Compensation Plans
Retirement Plans
Stock Performance Graph
Proposal 2—Approval of the 2004 Stock Option Plan
Proposal 3—Approval of Amendment to the Payroll Deduction Stock Purchase Plan
Proposal 4—Ratification of Appointment of Independent Auditors
Proposal 5—Other Business
Section 16(a) Beneficial Ownership Reporting Compliance

CH2M HILL COMPANIES, LTD.
9191 South Jamaica Street
Englewood, CO 80112

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CH2M HILL Companies, Ltd. will be held on Tuesday, May 4, 2004 at 10:00 a.m. Mountain Daylight Time, at CH2M HILL's headquarters, 9191 South Jamaica Street, Englewood, Colorado 80112 for the following purposes:

  1.
  To elect four Directors to serve for three-year terms.

  2.
  To approve the 2004 Stock Option Plan.

  3.
  To approve an amendment to the Payroll Deduction Stock Purchase Plan to increase the number of shares reserved under the Plan from 3,000,000 to 13,000,000 shares.

  4.
  To ratify the appointment of KPMG LLP as the independent auditors of CH2M HILL for the year ending December 31, 2004.

  5.
  To transact any other business that may properly come before the meeting at the time and place scheduled or, should the meeting be adjourned, at such time and place as it may be resumed.

        Only shareholders of record owning shares of CH2M HILL's common stock at the close of business on March 26, 2004 will be entitled to vote at this meeting or at any postponements or adjournments thereof.

        Your proxy is very important. You may vote your shares via the Internet, by telephone or by proxy card. Please see the accompanying instructions for more details on electronic and telephonic voting. Your proxy is revocable at any time prior to its use and the giving of your proxy will not affect your right to vote the shares you hold in your name if you decide to attend and vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Samuel H. Iapalucci Executive Vice President, Chief Financial Officer and Corporate Secretary

Englewood, Colorado
March 26, 2004

CH2M HILL COMPANIES, LTD.
9191 South Jamaica Street
Englewood, CO 80112

PROXY STATEMENT

General Information

        This proxy statement is being furnished to CH2M HILL Companies, Ltd. shareholders in connection with the solicitation of proxies for use at the 2004 Annual Meeting of Shareholders of CH2M HILL to be held on May 4, 2004, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The record date for determining shareholders entitled to vote at the 2004 Annual Meeting was established by the Board of Directors to be March 26, 2004.

        Your proxy is being solicited by CH2M HILL's Board of Directors. This proxy statement and the accompanying materials are being delivered electronically or mailed to shareholders on or about April 5, 2004.

What is the Purpose of the Annual Meeting?

        At our annual meeting, shareholders will have the opportunity to act on the matters discussed in the accompanying Notice of Annual Meeting of Shareholders. In addition to customary items such as the election of directors, shareholders are being requested to approve the 2004 Stock Option Plan and to approve an amendment to the Payroll Deduction Stock Purchase Plan. CH2M HILL's management also will report on CH2M HILL's financial results and respond to questions from shareholders.

What Information Will I Receive?

        We have included in this mailing a copy of the 2003 Annual Report to Shareholders on Form 10-K. The Annual Report includes audited financial statements for the year ending December 31, 2003 and other information about CH2M HILL. The Annual Report is not a part of the Proxy materials.

Who Can Attend the Meeting?

        All shareholders of record as of March 26, 2004 or their duly appointed proxies, may attend the meeting.

Who is Entitled to Vote?

        Only shareholders of record owning shares of CH2M HILL common stock at the close of business on the record date, March 26, 2004, are entitled to vote at the meeting. Such shareholders will be able to vote only CH2M HILL shares of common stock that they held on the record date. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

What Constitutes a Quorum?

        The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 31,958,396 shares of CH2M HILL's common stock were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum.

How Do I Vote?

        If you are a holder of record of CH2M HILL shares of common stock as of March 26, 2004 you can vote in one of four ways:

  1.
  Vote by Internet—follow the instructions on the Internet at www.eproxy.com/ch2m

  2.
  Vote by phone—call toll-free 1(800)435-6710

  3.
  Vote by proxy card—mark, sign, and date your proxy card and return it promptly

  4.
  Vote in person—if you attend the meeting, you may deliver your completed proxy card in person

Can I Change my Vote After I Return my Proxy Card?

        Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of CH2M HILL at 9191 South Jamaica Street, Englewood, CO 80112 either a notice of revocation or a duly executed proxy bearing a later date as long as it is received by May 4, 2004 at 10:00 a.m. Mountain Daylight Time. Your proxy also will be revoked if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How Do I Vote my 401(k) Plan Shares?

        If you participate in the CH2M HILL Retirement and Tax-Deferred Savings Plan, you have the right, if you choose, to instruct the trustee of the Plan how to vote the shares of common stock credited to your Plan account as well as a pro-rata portion of common stock credited to the accounts of other Plan participants and beneficiaries for which no instructions are received. Your instructions to the trustee of the Plan should be made by voting as discussed in "How Do I Vote?" above. The trustee of the Plan will vote your shares in accordance with your duly executed instructions which must be received by the trustee no later than 5:00 p.m. Mountain Daylight Time on April 30, 2004. If you do not send instructions regarding the voting of common stock credited to your Plan account, such shares shall be voted pro rata according to the voting instruction of other Plan participants. You may also revoke previously given instructions by filing with the trustee of the Plan no later than 5:00 p.m. Mountain Daylight Time on April 30, 2004 either written notice of revocation or a properly completed and signed voting instruction bearing a date later than the date of the prior instructions.

How will my proxy be voted?

        Unless you give other instructions on your proxy card, the person named as proxy holder on the proxy card will vote in accordance with the recommendations of the Board of Directors as discussed in this proxy statement. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes and abstentions.

How many votes are required for each proposal?

        With respect to Proposal 1, a nominee for Director must receive the number of votes equal to a majority of the shares present or represented at the meeting and entitled to vote to be elected. Cumulative voting is not permitted in the election of Directors.

        With respect to Proposals 2 and 3, the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote is required for approval.

        Proposal 4 will be approved and adopted if the votes cast in favor of the proposal exceed the votes cast opposing the proposal.

How are abstentions treated?

        A properly executed proxy marked "ABSTAIN" with respect to any matter will not be voted on that matter, although they will be counted for purposes of determining whether there is a quorum. Accordingly, in the election of Directors and with respect to Proposals 2 and 3, an abstention or "Withhold Authority" vote will have the effect of a negative vote. With respect to Proposal 4, an abstention will have no effect on the outcome of the vote because that proposal will be approved by a majority of the votes cast.

How will proxies be solicited?

        Proxies will be solicited through electronic delivery or by mail, for those who do not have access to email. The cost of solicitation of the proxies will be paid by CH2M HILL. Officers, directors and regular employees of CH2M HILL, without additional compensation, also may solicit proxies by further mailing, by telephone or personal conversations. CH2M HILL has no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.

Proposal 1. Election of Directors

        The existing articles of incorporation and bylaws provide that the Board of Directors shall consist of at least nine and no more than thirteen Directors, subject to increase or decrease pursuant to resolutions of the Board of Directors. The current number of Directors is thirteen. If all of the Director nominees are elected, the number of Directors will remain at thirteen. The bylaws provide that the Directors shall be elected to three-year staggered terms by dividing the Directors into three classes as equal in number as possible. Each Director shall serve until his/her respective successor is elected and qualified. A decrease in the number of Directors shall not shorten the term of any incumbent Director.

        Pursuant to CH2M HILL's bylaws, the Nominating Committee proposes William T. Dehn, Donald S. Evans and Susan D. King for election as directors for three-year terms expiring in 2007 and until their successors are elected and qualified or their earlier retirement, death, resignation or removal. The Board of Directors has nominated Jerry D. Geist to continue his service as an outside Director for a three-year term expiring in 2007. To the best knowledge of the Board of Directors, all of the nominees are, and will be, able and willing to serve. In the event that any of the four nominees listed below should become unavailable to stand for election at the Annual Meeting, the proxy holders intend to vote for such other person, if any, as may be designated by the Board of Directors, in the place and stead of any nominee who is unable to serve.

Nominees for Election as Directors

        William T. Dehn, 57, has served as President of CH2M HILL's North America Regions since 2003. He also served as a Senior Vice President of the EE&S Business Group from 2001 to 2003 and from 1994 to 1999. Mr. Dehn has been an employee of CH2M HILL since 1968 and has served in a wide range of project management and regional management roles. Mr. Dehn has been a Director of CH2M HILL Canada Limited since 2003.

        Donald S. Evans, 53, has served as a Director of CH2M HILL since May 2001, and from May 1990 to May 1996 and from May 1997 to May 2000, and as a Senior Vice President since 1997.

Mr. Evans has served as President and Group Chief Executive of the Civil Infrastructure Client Group since January 2004. He also has served as the President of the Water business since 1995 and the Operations and Maintenance business from 1985 through 2003.

        Jerry D. Geist, 69, has served as a Director of CH2M HILL since May 1989. Mr. Geist has been Chairman of Santa Fe Center Enterprises, Inc. since 1990 and Chief Executive Officer of Howard International Utilities from 1990 through 2000. Mr. Geist was Chairman and CEO of Energy & Technology Company, Ltd. until June 2002. Mr. Geist serves as a Director of the Davis Family of Mutual Funds and is a participant and member of an investment committee for Aretê Corporation.

        Susan D. King, 48, has served as the Chief Financial Officer of CH2M HILL Industrial Design and Construction, Inc. since 1993, and as its Secretary and Treasurer since 1995. Ms. King served as a Director of CH2M HILL from 1997 to May 2003.

The Board of Directors unanimously recommends a vote FOR all of the above nominees for election as directors.

Continuing Directors

        Carolyn Chin, 56, has served as a Director of CH2M HILL since May 2003. She has been Chief Executive Officer of Cebiz since February 1999. She also has served as Chairman of the Board of Commtouch Software Ltd., a leader in email and messaging solutions, since August 2000 and has served on the Board of Directors of State Farm Bank since March of 2004. From April 2001 to January 2002, she served as Chairman and interim CEO for KindMark. Ms. Chin's prior experience includes Executive Vice President of Marketing, Sales and Business Development at MarketXT, Inc. from August 1999 to August 2000 and Executive Vice President and Chief Marketing Officer and Executive Board Member for Reuters America Inc. from February 1998 to February 1999. Prior to Reuters, Ms. Chin held a number of senior positions at IBM Corporation from March 1994 to February 1998. Ms. Chin's term expires in 2006.

        James J. Ferris, 60, has served as a Director of CH2M HILL since May 2002 and from May 1998 to May 2001. Dr. Ferris has served as President and Group Chief Executive of the Federal Client Group and the Industrial Client Group since January 2004. He also has served as a Senior Vice President since 1995 and as President of the Energy, Environment and Systems business since 1995 and President of CH2M HILL Constructors, Inc. since 1994. Dr. Ferris also serves as a Director of Kaiser-Hill Company, LLC, CH2M HILL Hanford Group, Inc., CH2M HILL Savannah River and CH2M HILL Mound, Inc. Dr. Ferris' term expires in 2005.

        Michael D. Kennedy, 54, has served as a Director of CH2M HILL since May 2002 and from May 1998 to May 2001. He also served as the President of CH2M HILL's Regional Operations between 1998 and March 2003. He currently serves as President of CH2M HILL's Transportation business. Mr. Kennedy served as a Senior Vice President since 1995 and as CH2M HILL's Northwest Regional Manager from 1993 to 1998. Mr. Kennedy's term expires in 2005.

        Ralph R. Peterson, 59, has served as a Director and Chairman of CH2M HILL since May 2000 and as a Director for three previous terms from May 1981 to May 1984, from May 1986 to May 1989 and from May 1989 to May 1991. He has served as President and Chief Executive Officer of CH2M HILL since 1991. Mr. Peterson also serves as a Director of Kaiser-Hill Company, LLC and of StanCorp Financial Group. Mr. Peterson's term expires in 2006.

        David B. Price, 58, has served as a Director of CH2M HILL since May 2002. He served as President of Noveon, Inc., formerly BF Goodrich Performance Materials, from February 2001 to April 2001. Prior to joining Noveon, Inc., Mr. Price served as President and Chief Operating Officer of BF Goodrich Performance Materials and Executive Vice President of the BF Goodrich Company from 1997 to 2001. Mr. Price also spent 25 years with Monsanto Company, a global chemical company, from

1972 to 1997. He currently serves as a Director of Tenneco Automotive. Mr. Price's term expires in 2005.

        M. Catherine Santee, 42, has served as a Director of CH2M HILL since May 2003. Ms. Santee has served as Senior Vice President of Finance of CH2M HILL since January 2004. She also served as Senior Vice President and Chief Financial Officer of the Infrastructure and Environmental business from 2000 to 2003. Ms. Santee has been an employee of CH2M HILL since 1995 and has served in a wide range of financial roles, including Vice President and Chief Financial Officer for the Energy, Environment and Systems business from 1995 to 2000. Ms. Santee serves as a Director of CH2M HILL Hanford Group, Inc., CH2M HILL Mound, Inc. and Junior Achievement of Rocky Mountain, Inc. Ms. Santee's term expires in 2006.

        Thomas G. Searle, 50, has served as a Director of CH2M HILL since May 2003. He has been President of the Water Business Group since January 2004, Water Business Group Global Operations Director from 2000 to 2003 and Water Business Group North American Operations Director from 1997 to 2000. Mr. Searle has been an employee of CH2M HILL since 1977 and has served in a wide range of project management and business management roles. Mr. Searle has been a Director of CH2M HILL Canada Limited since 2001. Mr. Searle's term expires in 2006.

        Nancy R. Tuor, 56, has served as a Director of CH2M HILL since May 2002 and from May 1994 to May 1996. Ms. Tuor has been an employee of CH2M HILL since 1980 and has served in numerous capacities, including CH2M HILL's South Atlantic Regional manager. She is currently the Chief Operating Officer of Kaiser-Hill Company, LLC. Ms. Tuor's term expires in 2005.

        Barry L. Williams, 59, has served as a Director of CH2M HILL since 1995. He has been President of Williams Pacific Ventures, Inc., a consulting firm, since 1987 and President and CEO of American Management Association from 2000 until mid-2001. Mr. Williams has served as Senior Mediator for JAMS/Endispute since 1993 and a visiting lecturer for the Haas Graduate School of Business, University of California since 1993. Mr. Williams has acted as a general partner of WDG, a California limited partnership, from 1987 to 2002 and a general partner of Oakland Alameda Coliseum Joint Venture since 1998. He also serves as a Director of PG&E Corp., Northwestern Mutual Life Insurance Company, Simpson Manufacturing Company, SLM Corporation, R.H. Donnelley Corporation and several private and not-for-profit organizations. Mr. Willilams' term expires in 2006.

Other Executive Officers

        Joseph A. Ahearn, 67, has served as a Senior Vice President of CH2M HILL since 1995 and as Vice Chairman of the Board of Directors since February 2001. Mr. Ahearn served as President of CH2M HILL's Transportation business between 1996 and 2003 and as CH2M HILL's Eastern Regional manager from 1994 until 1996. Mr. Ahearn also served as a Director of CH2M HILL from May 1996 to May 1999 and from May 2000 to May 2002.

        Samuel H. Iapalucci, 51, has served as Executive Vice President of CH2M HILL since February 2001, and as Chief Financial Officer and Corporate Secretary of CH2M HILL since 1994. Mr. Iapalucci served as Senior Vice President of CH2M HILL from 1994 until February 2001.

        CH2M HILL's executive officers are Joseph A. Ahearn, Donald S. Evans, James J. Ferris, Samuel H. Iapalucci and Ralph R. Peterson.

        There are no family relationships among any of the Directors, executive officers or nominees for Director of CH2M HILL.

Corporate Governance

Code of Ethics

        We have adopted a Code of Ethics that applies to all of our senior financial officers, including our Chief Executive Officer, Chief Financial Officer, Treasurer and Controller. The Senior Financial Officers Code of Ethics is located in the About Us/Employee Ownership Section of our web site at www.ch2m.com and a copy will be provided without charge to any shareholder upon request. We intend to disclose on our web site, or on a Current Report on Form 8-K, any amendments to or waivers of the code applicable to those of our senior financial officers to whom the Code applies within five business days following the date of such amendment or waiver. CH2M HILL also has a Business Conduct Policy that mandates code of conduct to all CH2M HILL employees.

Board of Directors

        During the year ended December 31, 2003, the Board of Directors held four meetings. Each director attended all meetings of the Board of Directors and each of the committees of the Board of Directors on which such director served during 2003. CH2M HILL does not have a policy regarding Board members attending the annual shareholder meetings. Shareholders may communicate with the Board by directing their inquiries to CH2M HILL's Corporate Secretary at 9191 South Jamaica Street, Englewood, Colorado 80112. The inquiries will be directed to the appropriate Board members who will reply to shareholders directly.

Committees of the Board

        The Board of Directors has various standing committees, which are discussed below.

Audit and Finance Committee

        The Audit and Finance Committee held four meetings during 2003. The current director members are Carolyn Chin, Jerry D. Geist, Ralph R. Peterson, David B. Price, M. Catherine Santee, Thomas G. Searle and Barry L. Williams (Chairman). The current non-director members are Ralph F. Cox, Susan D. King and Mark A. Lasswell.

        The Audit and Finance Committee is responsible for CH2M HILL's financial processes and internal control environment. Its responsibilities include:

  •
  Reviewing legislative or other business environment change conditions that could have a noticeable impact on CH2M HILL's financial controls and future operations,

  •
  Reviewing all acquisitions and/or investments that are valued in excess of $1.0 million,

  •
  Reviewing all individual capital expenditure items in excess of $5.0 million and monitoring capital expenditures relative to annual capital plans, and

  •
  Monitoring various financial measurements for the Company relative to established financial policies.

Audit Subcommittee

        The Board of Directors has established an Audit Subcommittee of the Audit and Finance Committee consisting entirely of outside directors, which currently includes Carolyn Chin, Jerry D. Geist, David B. Price and Barry L. Williams (Chairman). Ralph F. Cox serves as an independent consultant to the subcommittee and actively participates in committee meetings on a regular basis. The Audit Subcommittee meets independently of the regular Audit and Finance Committee. The Board of Directors has determined that each member of the Audit Subcommittee is independent in accordance with the definition, provided in the Securities and Exchange Commission's Rule 10A-3 and the National Association of Securities Dealers Rule 4200(a)(15) and complies with the requirements of the Sarbanes-Oxley Act of 2002. While some members of the Audit Subcommittee have credentials required of a financial expert, CH2M HILL elected not to designate such an expert to the Audit Subcommittee. The Audit Subcommittee operates under a written charter approved by the Board of Directors. Its responsibilities include:

  •
  Appointing CH2M HILL's independent auditors,

  •
  Reviewing and evaluating the work and performance of CH2M HILL's internal auditors and its independent auditors,

  •
  Establishing procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters,

  •
  Conferring with CH2M HILL's independent auditors and its internal auditors and financial officers to monitor CH2M HILL's internal accounting methods and procedures and evaluating any recommended changes therefrom.

        The following table presents fees for services rendered by our independent auditors, KPMG LLP:

	2003	2002
	(in thousands)
Audit fees(1)	$798	$573
Audit-related fees(2)	102	71

Audit and audit-related fees	900	644
Tax fees(3)	1,189	803
All other fees	—	—

Total fees	$2,089	$1,447

(1)
Audit fees include the consolidated financial statement audit, quarterly reviews, statutory audits of subsidiaries, accounting consultation, assistance with registration statements and consents.

(2)
Audit-related fees include benefit plan audits, accounting consultation on proposed transactions and attest services not required by statute or regulation.

(3)
Tax fees consist of fees for tax consultation and tax compliance services.

        All audit and non-audit services performed on our behalf by our independent auditors are pre-approved by the Audit Subcommittee at its regularly scheduled meetings. The Audit Subcommittee designated its Chairman, Barry L. Williams, to act in its stead in those rare instances when approval of such services must be considered between regularly scheduled meetings.

Report of the Audit Subcommittee

February, 2004

To the Board of Directors of CH2M HILL Companies, Ltd.

        We have reviewed and discussed with management CH2M HILL's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process. CH2M HILL's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

        We have reviewed and discussed with management and the independent auditors the audited financial statements for the year ended December 31, 2003. We have discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and have discussed with the auditors the auditors' independence from the Company and its management. We also have considered whether the independent auditors provision of other non-audit services to the Company is compatible with the auditors' independence.

        Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the U.S. Securities and Exchange Commission.

Submitted by the CH2M HILL Companies, Ltd. Audit Subcommittee:

Barry L. Williams, Chairman
Carolyn Chin
Jerry D. Geist
David B. Price

Compensation and Workforce Committee

        The Compensation and Workforce Committee held four meetings during 2003. The current director members are Carolyn Chin, Kenneth F. Durant, Donald S. Evans, James J. Ferris, Jerry D. Geist (Chairman), Ralph R. Peterson (non-voting member), David B. Price and Barry L. Williams. The current non-director members are Joseph A. Ahearn and Ralph F. Cox.

        The Compensation and Workforce Committee has established an Executive Compensation Subcommittee consisting entirely of outside independent directors, which members currently include Carolyn Chin, Jerry D. Geist (Chairman), David B. Price and Barry L. Williams. Ralph F. Cox serves as an independent consultant to the Subcommittee and actively participates in committee meetings on a regular basis. The Subcommittee is responsible for determining the senior executive compensation programs, including that of the Chief Executive Officer and Chairman of the Board and the other senior executive officers of CH2M HILL. The Subcommittee engages outside compensation consultants from time-to-time to advise it and CH2M HILL management on executive compensation matters.

        Total compensation for CH2M HILL senior executive officers consists of salary, annual cash and stock bonuses and long-term incentives, which include stock options and an objective performance based long-term incentive bonus of cash and stock. The annual bonus and long-term incentives introduce risk to the total senior executive compensation programs. The compensation levels determined by the Subcommittee are variable, may fluctuate significantly from year-to-year, and are directly tied to company and individual performance.

        The Subcommittee annually reviews the competitiveness of CH2M HILL's executive compensation programs within the industries in which it competes—Water, Environmental, Microelectronics, Transportation, Operations and Maintenance and Construction. CH2M HILL targets a level of total compensation of its competitor group for like positions and like performance.

        The Subcommittee reviews executive compensation in light of Section 162(m) of the Internal Revenue Code which establishes a limit on the deductibility of annual compensation for certain executive officers that exceeds $1,000,000. It is the general intention of the Subcommittee to meet the requirements for deductibility under Section 162(m) of the Internal Revenue Code; however, the Subcommittee reserves the right, where merited by changing business conditions or an executive's individual performance, to authorize compensation payments which may not be fully deductible by CH2M HILL. The Subcommittee reviews this policy on an ongoing basis.

        The Subcommittee is also responsible for issuing reports required by the U.S. Securities and Exchange Commission regarding CH2M HILL's compensation policies applicable to the Chief Executive Officer and the four other most highly compensated executive officers.

Report of the Executive Compensation Subcommittee

February, 2004

To the Board of Directors of CH2M HILL Companies, Ltd.

        CH2M HILL's compensation policies are based on a philosophy of market based compensation for its employees, including its Chief Executive Officer (CEO), and other executive officers. The company's compensation practices are aligned to this philosophy and are designed to reward performance and facilitate attraction, retention and motivation of executive staff in a manner which furthers the financial interest of our shareholders. Our compensation policies dictate that a substantial portion of executive officers' total compensation be at risk. By making executive officers' compensation contingent on individual performance, the performance of business units under their management, and the performance of CH2M HILL as a whole, CH2M HILL seeks to encourage continued executive focus on increasing CH2M HILL's revenue, profitability and shareholder value.

        As is customary at other companies similar to CH2M HILL, a subcommittee of the Compensation and Workforce Committee consisting entirely of outside Directors (Executive Compensation Subcommittee) is responsible for establishing all compensation for the CEO, including base salary, incentive compensation, and stock option grants. The Subcommittee is also responsible for reviewing and approving all incentive compensation and stock option grant recommendations made by the CEO for other executive officers. These determinations are made after considering individual, corporate and business unit performance, the performance of our competitors and other similar businesses, and other relevant market compensation data. The Subcommittee retained the services of a well regarded executive compensation consulting firm (Independent Compensation Consultant) to assist it in carrying out its responsibilities through a comprehensive assessment of the various components of our executive compensation programs against relevant compensation data for our market. The Subcommittee with assistance of the Independent Compensation Consultant also utilized a variety of credible third party sources for executive compensation information and best practices to augment their own assessments.

        The CEO's and other executive officers' compensation is comprised of three major components: base salary, short-term incentive compensation, and long-term incentive compensation, including stock options. By setting the annual salaries of our executive officers at or below competitive market levels, a significant portion of compensation is reserved for incentive at risk compensation. With 50% or more of total compensation represented by "at risk" short- and long-term variable components, executive officers' compensation is heavily dependent on their individual performance, performance of the business unit they are responsible for, and the company's performance as a whole during the prior fiscal year, in the case of short-term incentive compensation and over a longer period in the case of long-term incentives compensation.

        The CEO's and other executive officers' incentive compensation may consist of cash, stock and stock options. Generally, annual incentives are awarded when prior fiscal year's results have been identified and reviewed against that individual's business unit performance and objective company-wide performance goals. By awarding part of the incentive pay in CH2M HILL stock, CH2M HILL seeks to encourage individuals to remain with the company, and focus on the long-term performance of CH2M HILL and maximize our shareholder value. Annual stock option grants are made to further encourage the focus on growing shareholder value over time. Further, the exercise price of all stock options granted is equal to the price of the common stock on the date of grant. Therefore, such stock options only have value to the extent that the price of CH2M HILL's stock increases during the term of the stock option.

        In determining the CEO's and other executive officers' compensation paid in 2003, the Subcommittee took into account CH2M HILL's performance relative to plan, performance relative to market benchmarks, how well the CEO and executive officers performed on their personal goals and objectives, and their compensation as compared to peers in the market place. The short-term incentive compensation awards granted to these executives were determined in major part by the company's financial performance during the fiscal year ended December 31, 2002.

        During the past year, Mr. Peterson was paid an annual base salary of $700,000. After deliberation, the Subcommittee set Mr. Peterson's annual base salary at $770,000 for fiscal year 2004, which represents a 10.0% increase over his base salary for the prior year. Our Independent Compensation Consultant believes this increase will bring Mr. Peterson's base salary marginally within the market competitive range when compared to base salaries of chief executive officers of engineering and construction companies of similar size. The Subcommittee believes that the base salary increase is warranted given CH2M HILL's performance during the prior year and the goals and challenges for the company and the industry in the coming year.

        In 2004, Mr. Peterson was paid a short-term incentive compensation award of $425,000 for fiscal year 2003. The Subcommittee believes that this award was warranted by CH2M HILL's performance against its financial market metrics during 2003—CH2M HILL's gross revenues grew by 10% and CH2M HILL's stock price appreciated by 1.5%, although profit after tax declined by 19.7%. The Subcommittee noted significant strategic accomplishments, including the successful acquisition of Lockwood Greene, Inc. and the establishment of a new enterprise organization framework which positions the firm and its leadership to meet the firm's growth objectives.

        Mr. Peterson had previously participated in our long-term incentive compensation plan, which was instituted in 1999. The program is built around the concept of incentive compensation based on the company's aggregate performance over a three-year period. Mr. Peterson opted out of participating in the long-term incentive programs for 2001 and 2002 in order to participate in a new Internal Revenue Code section 162 (m) compliant Senior Executive Long Term Incentive (ELTI) Plan. Payment under the one year 2003 ELTI program was made in 2004 based on the incentive grant and objective performance goals set on March 18, 2003. The Subcommittee certified Mr. Peterson's performance against these previously set goals and determined that Mr. Peterson's 2003 executive long-term incentive compensation award paid in 2004 should be $480,000. The Subcommittee believes that this award is in line with the objectives of CH2M HILL's ELTI program, is in strict compliance with the program's objective performance measures, and is warranted based on the company's performance during the past year.

        The Subcommittee awarded Mr. Peterson 10,500 stock options, in accordance with the CH2M HILL Companies, Ltd. Amended and Restated 1999 Stock Option Plan.

        Our Independent Compensation Consultant has reviewed the aforementioned 2003 compensation determinations for Mr. Peterson and advised us that Mr. Peterson's total compensation (base salary and incentive compensation) for 2004 will fall below market by almost 25% when compared to the median total compensation of chief executive officers of engineering and construction companies of similar size and performance. The Subcommittee would like to emphasize that Mr. Peterson's below market compensation is not a reflection of the Subcommittee's positive opinion of Mr. Peterson's strategic performance but rather reflects actual annual outcomes of Mr. Peterson's desire not to accelerate his compensation to market levels in prior years. Although the Subcommittee continues to support a philosophy of conservative and measured adjustments which allow closing the gap over time, it may consider incremental adjustments at a later point, to bring Mr. Peterson's total compensation more in line with the competitive market place.

        The Subcommittee also reviewed the compensation for each of CH2M HILL's executive officers in 2003. Based on the review of relevant survey data and advice received from an Independent Compensation Consultant, the Subcommittee determined that the compensation of these executive officers was within or slightly below the comparable market level in 2004 for executives with comparable duties and responsibilities in engineering and construction companies of CH2M HILL's size. The executive officers' compensation for 2004 has been set to correspond to the market level for these positions.

        The Subcommittee believes that the compensation policies, plans and programs implemented at CH2M HILL have encouraged management to focus on the long-term financial performance of the company and have contributed to achieving CH2M HILL's technical and financial success.

Executive Compensation Subcommittee:

Jerry D. Geist, Chairman
Carolyn Chin
David B. Price
Barry L. Williams

Executive Committee

        The Executive Committee did not hold any meetings during 2003. The current director members are Carolyn Chin, Kenneth F. Durant, Donald S. Evans, Jerry D. Geist, Ralph R. Peterson (Chairman), David B. Price and Barry L. Williams. Ralph F. Cox is a non-voting participant and consultant to the committee, and actively participates in committee meetings when they are held. The Executive Committee, except as limited by Oregon law, may exercise any of the powers and perform any of the duties of the Board of Directors if delegated by the Board of Directors.

Nominating Committee

        The Nominating Committee held two meetings during 2003. The current director members are James J. Ferris, Michael D. Kennedy and Ralph R. Peterson (Chairman, non-voting). The current non-director members are Robert C. Allen and Katherine M. Lombardo. The Nominating Committee's responsibilities include:

  •
  Establishing a procedure for identifying employee nominees for election as directors to the Board of Directors,

  •
  Reviewing and recommending to the Board of Directors criteria for membership on the Board, and

  •
  Proposing employee nominees to fill vacancies on the Board of Directors as they occur.

        CH2M HILL's bylaws provide that shareholders may nominate directors outside of the Nominating Committee process by petition signed by shareholders representing at least 10% of the outstanding shares of common stock and by complying with the appropriate U.S. Securities and Exchange Commission Proxy Rules, regarding among other things, the deadlines for submitting nominee candidates. The Nominating Committee has no charter. Every year when the committee starts its work for the annual board nominations, it sends a detailed description of its nominating process and qualification requirements for Board membership to all CH2M HILL shareholders and employees.

Ownership and Incentive Compensation Committee

        The Ownership and Incentive Compensation Committee held four meetings during 2003. The current director members are Kenneth F. Durant, Donald S. Evans, James J. Ferris, Steven D. Guttenplan, Michael D. Kennedy (Chairman), Ralph R. Peterson, M. Catherine Santee, Thomas G. Searle and Nancy R. Tuor. The current non-director members are Joseph A. Ahearn, Robert W. Bailey, William T. Dehn and Eugene A. Lupia.

        The Ownership and Incentive Compensation Committee's responsibilities include:

  •
  Developing policies and procedures for the Board of Directors approval governing the ownership and incentive compensation programs for CH2M HILL,

  •
  Monitoring the stock ownership program,

  •
  Monitoring the long-term incentive program,

  •
  Allocating funds for employee incentive plans,

  •
  Overseeing the Stock Option Incentive Program directly and through the Stock Option Management Committee,

  •
  Acting in synergy with the Compensation and Workforce Committee to support their determination of executive compensation,

  •
  Recommending Board of Director actions as appropriate to achieve CH2M HILL's mission and goals.

Strategic Planning Group

        The Strategic Planning Group held four meetings during 2003. The current director members are Carolyn Chin, Kenneth F. Durant, Donald S. Evans, James J. Ferris, Jerry D. Geist, Steven D. Guttenplan, Ralph R. Peterson (Chairman), David B. Price, M. Catherine Santee, Thomas G. Searle, Nancy R. Tuor and Barry L. Williams. The current non-director members are Joseph A. Ahearn, Robert C. Allen, Ralph F. Cox, William T. Dehn, Samuel H. Iapalucci, Robert B. Sheh and Nicholas Sonntag. The Strategic Planning Group's responsibilities include reviewing the long-range plans of CH2M HILL.

Outside Director Search/Review Committee

        The Outside Director Search/Review Committee held one meeting during 2003. The current director members are Carolyn Chin, Jerry D. Geist, Ralph R. Peterson, David B. Price, Nancy R. Tuor (Chairman) and Barry L. Williams. The current non-director members are Ralph F. Cox and David W. Miller (non-voting participant). The Outside Director Search/Review Committee's responsibilities include seeking qualified candidates for director who are not employees of CH2M HILL and whose backgrounds and expertise will add valuable skills and perspectives to the Board of Directors.

Directors' Compensation

        Non-employee directors of CH2M HILL receive an annual retainer of $25,000 and an additional $4,000 for each committee on which they serve as the chairman. CH2M HILL also pays non-employee directors a meeting fee of $1,000 for attendance at each Board of Directors meeting and $1,000 for attendance at each committee meeting up to $2,000 per day. CH2M HILL may, at its discretion, award cash and stock bonuses to non-employee directors. Directors are reimbursed for expenses incurred in connection with attendance at meetings and other CH2M HILL functions. In 2003, Messrs. Geist, Price and Williams each received a discretionary bonus of $22,600 and 2,000 shares of restricted stock in recognition of their service in the prior year as a non-employee director.

Security Ownership of Certain Shareholders and Management

        The following tables set forth information regarding the ownership of all classes of CH2M HILL's voting securities as of March 26, 2004, by (a) any person or group known to have ownership of more than five percent of the common stock and (b) beneficial ownership by Directors, Director nominees and executive officers individually and as a group.

Security Ownership of Certain Shareholders

        The following table presents information as of March 26, 2004, concerning the only known shareholder who owns five percent or more of CH2M HILL's common stock.

Name and Address of Shareholder	Title of Class	Number of Shares Held	Percent of Class
Trustees of the CH2M HILL Retirement and Tax-Deferred Savings Plan	Common	13,895,338(1)	43.5%
9191 South Jamaica Street
Englewood, CO 80112

(1)
Common shares are held of record by the Trustees for the accounts of participants in the Retirement and Tax-Deferred Savings Plan and will be voted in accordance with instructions received from participants. Shares as to which no instructions are received will be voted pro rata in accordance with the voting instructions submitted by all other plan participants.

Security Ownership of Directors, Director Nominees and Executive Officers

        The following table sets forth information as of March 26, 2004 as to the beneficial ownership of CH2M HILL's equity securities by each Director, Director nominee and executive officer individually and as a group. None of the individuals listed below owns directly more than one percent of the outstanding shares of CH2M HILL. As a group, all Directors, Director nominees, and executive officers own 6.3% of the outstanding shares of CH2M HILL.

Name of Beneficial Owner	Common Stock Held Directly	Common Stock Held Indirectly (1)	Stock Options Exercisable Within 60 Days	Total Beneficial Ownership
Joseph A. Ahearn	67,060	83,860	24,750	175,670
Carolyn Chin	2,000	—	—	2,000
William T. Dehn	86,903	63,962	4,625	155,490
Donald S. Evans	215,971	80,999	24,750	321,720
James J. Ferris	90,428	103,751	24,750	218,929
Jerry D. Geist	6,000	—	3,000	9,000
Samuel H. Iapalucci	90,228	101,506	24,750	216,484
Michael D. Kennedy	77,157	92,560	33,500	203,217
Susan D. King	66,836	38,826	7,250	112,912
Ralph R. Peterson	290,131	98,023	28,875	417,029
David B. Price	4,000	—	—	4,000
M. Catherine Santee	20,868	32,422	9,125	62,415
Thomas G. Searle	47,853	46,851	12,375	107,079
Nancy R. Tuor	3,956	12,882	—	16,838
Barry L. Williams	6,000	—	3,000	9,000
All directors, director nominees and executive officers as a group (15 people)	1,075,391	755,642	200,750	2,031,783

(1)
Includes common stock held through the Retirement and Tax-Deferred Savings Plan and the deferred compensation plan trusts.

Compensation Committee Interlocks and Insider Participation

        CH2M HILL's Executive Compensation Subcommittee was formed to establish all compensation for the CEO and for reviewing and approving all compensation recommendations made by the CEO for other executive officers. The Subcommittee members currently include Carolyn Chin, Jerry D. Geist (Chairman), David B. Price and Barry L. Williams. No interlocking relationship exists between any member of the Board of Directors or the Executive Compensation Subcommittee and the board of directors or compensation committee of any other company.

Change of Control Agreements

        The Board of Directors authorized CH2M HILL to enter into Change of Control Agreements (COC Agreements) with Joseph A. Ahearn, Kenneth F. Durant, Donald S. Evans, James J. Ferris, Steven D. Guttenplan, Samuel H. Iapalucci, Michael D. Kennedy, Ralph R. Peterson, M. Catherine Santee, Thomas G. Searle and Nancy R. Tuor; and subject to their election to the Board of Directors, William T. Dehn and Susan D. King (each hereafter a COC Executive). In addition to the officers and directors listed here, the Board of Directors may and has from time-to-time authorized CH2M HILL to enter into COC agreements with certain key executives. Mr. Durant's and Mr. Guttenplan's COC Agreements will be terminated in 2004 once they complete their service on the Board of Directors, but will remain in effect for six months following the date of such termination. The provisions of these agreements will become effective if and when there is a Change of Control (as that term is defined below) of CH2M HILL and, with respect to most benefits, only if the COC Executive is terminated within twenty-four months of such Change of Control. All of the COC Agreements, in effect at that time, will be automatically renewed for an additional one-year period on July 1, 2004. The Agreements automatically renew for successive one-year terms as of July 1 of each year unless CH2M HILL gives notice to the COC Executives that it does not intend to extend the Agreement or intends to change its terms (such notice cannot be given during the pendency of a potential Change of Control). If a Change of Control occurs, the expiration date of the Agreements will automatically extend for twenty-four months beyond the month in which the Change of Control occurs.

        Under the COC Agreements, CH2M HILL will provide each COC Executive with the following benefits at the time the Change of Control event occurs:

  •
  Immediate vesting in all retirement plans and of all outstanding options;

  •
  Pro-rata payout of amounts payable under the Short-Term Incentive Plan for the year of termination; and

  •
  Pro-rata payout of amounts payable under the Long-Term Incentive Plan or Senior Executive Long-Term Incentive Plan, as appropriate.

        CH2M HILL will provide each COC Executive with the following additional benefits in the event of termination of their employment (actual or constructive and other than for cause) by CH2M HILL or its successor in interest within twenty-four months of a Change of Control:

  •
  For the CEO and direct reports, lump-sum payments in the amount equal to 2.99 times the sum of (a) annual base salary in effect at the time the Change of Control occurs and (b) target annual incentive bonus payable under the Short-Term Incentive Plan;

  •
  For the other COC Executives, lump-sum payments in the amount equal to 1.5 times the sum of (a) annual base salary in effect at the time the Change of Control occurs and (b) target annual incentive bonus payable under the Short-Term Incentive Plan;

  •
  Continuation of health benefits for 36 months for CEO and direct reports and continuation for 18 months for other COC Executives.

  •
  Immediate vesting of all option, restricted stock and other incentive grants and long-term incentive pay.

        For purposes of the Change of Control Agreements, a "Change of Control" is defined generally to include:

  •
  Acquisition of 25% (or more) of the voting securities of CH2M HILL;

  •
  A significant merger or consolidation where CH2M HILL shareholders hold less than 75% of all shares outstanding of the surviving company;

  •
  A change in the majority of the Board of Directors, not otherwise recommended by the Board of Directors, during the course of one year; and

  •
  Liquidation or dissolution of CH2M HILL, or direct or indirect sale or other disposition of all or substantially all of the assets of CH2M HILL.

Executive Compensation

        The following table sets forth information regarding annual incentive compensation for the chief executive officer and the other four most highly compensated executive officers of CH2M HILL.

Summary Compensation Table(1)

	Annual Compensation				Long-Term Compensation
(a)	(b)	(c)	(d)	(e)	(g)		(h)	(i)
					Awards		Payouts
Name and principal position	Year	Salary(2)($)	Bonus(2)($)	Other Annual Compensation(3)($)	Restricted Stock Award($)	Securities Underlying Options(#)	LTIP Payouts(4)($)	All Other Compensation(5)($)
Ralph R. Peterson President & Chief Executive Officer	2003 2002 2001	698,852 639,267 597,862	430,000 525,000 530,000	72,713 1,009,261 898,697	— — —	10,500 10,500 10,500	480,000 228,375 249,526	66,634 59,237 54,649
James J. Ferris Senior Vice President	2003 2002 2001	399,429 369,646 349,274	280,000 285,000 290,000	97,899 328,933 308,060	— — —	10,000 9,000 9,000	24,475 74,405 69,610	40,871 31,944 29,814
Samuel H. Iapalucci Executive Vice President, Chief Financial Officer & Corporate Secretary	2003 2002 2001	394,481 367,066 356,009	250,000 260,000 275,000	72,367 257,896 238,431	30,175 — —	10,000 9,000 9,000	48,245 151,200 139,219	31,911 28,228 27,993
Donald S. Evans Senior Vice President	2003 2002 2001	388,825 368,954 353,763	225,000 260,000 250,000	112,581 269,009 270,189	— — —	10,000 9,000 9,000	44,978 141,369 109,832	30,808 27,909 28,014
Michael D. Kennedy Senior Vice President	2003 2002 2001	324,713 309,642 289,287	190,000 220,000 220,000	81,776 202,116 151,776	— — —	9,000 9,000 9,000	36,503 114,009 93,024	25,077 22,629 28,109

(1)
Certain columns have been omitted because they are not applicable to CH2M HILL.

(2)
Amounts shown include compensation earned by executive officers, whether paid during or after such year, or deferred at the election of those officers.

(3)
Amounts shown for 2003 include:

	Deferred Paid Time Off	Deferred Portion of LTIP Payout
Ralph R. Peterson	$72,713	$—
James J. Ferris	—	97,899
Samuel H. Iapalucci	—	72,367
Donald S. Evans	40,429	72,152
Michael D. Kennedy	16,881	64,895
(4)
Amounts shown for 2003 represent the portion of the 2001 award of the long-term incentive plan which will be paid in 2004. The deferred portion of the LTIP Payout is included in Other Annual Compensation.

(5)
Amounts shown for 2003 include:

	Retirement and Tax- Deferred Savings Plan	Group Term Life Insurance Premiums	Executive Deferred Compensation Plan	Deferred Compensation Retirement Plan
Ralph R. Peterson	$10,657	$6,314	$47,500	$2,163
James J. Ferris	10,657	9,135	19,000	2,079
Samuel H. Iapalucci	10,657	2,032	18,525	697
Donald S. Evans	10,657	1,401	17,974	776
Michael D. Kennedy	10,657	1,847	11,875	698

        CH2M HILL has not entered into employment agreements with its executive officers, who serve at the discretion of CH2M HILL's Board of Directors. Therefore, since compensation for executive officers is comprised of salary, bonus and other incentive compensation, some of which are based on year-end performance results, CH2M HILL does not know the aggregate amount of compensation that will be paid to its executive officers in the current year.

Option Grants in the Last Year

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted(#)
		Percent of Total Options Granted to Employees in Year	Exercise or Base Price ($/sh)
Name				Expiration Date
					5%($)	10%($)
Ralph R. Peterson	10,500	*	11.89	02/14/2008	34,492	76,219
James J. Ferris	9,000	*	11.89	02/14/2008	29,565	65,331
Samuel H. Iapalucci	9,000	*	11.89	02/14/2008	29,565	65,331
Donald S. Evans	9,000	*	11.89	02/14/2008	29,565	65,331
Michael D. Kennedy	9,000	*	11.89	02/14/2008	29,565	65,331

*
Less than 1%

Aggregated Option Exercises in the Last Year and Year-End Option Values

			Number of Securities Underlying Unexercised Options at FY-End(#)		Value of Unexercised In-the Money Options at FY-End($)
Name	Shares Acquired on Exercise(#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Ralph R. Peterson	—	—	46,725	23,625	285,721	16,459
James J. Ferris	—	—	40,500	20,250	248,310	14,108
Samuel H. Iapalucci	—	—	40,500	20,250	248,310	14,108
Donald S. Evans	24,750	187,358	15,750	20,250	60,952	14,108
Michael D. Kennedy	—	—	40,500	20,250	248,310	14,108

2003 Long-Term Incentives

        The following table sets forth information regarding long-term incentive plan opportunities that were granted to the CEO and the other four most highly compensated executive officers of CH2M HILL in 2003. The long-term incentive plans were established effective January 1, 1999 and 2003. They consist of a new one to three-year program each year. The 2003 program will be paid out on or after the three-year award period ending December 31, 2005. Generally, the payment of the awards will be 60 percent in common stock, valued at the date of payment, and 40 percent cash. The criteria for payout is based on specific long-term objective and identifiable performance goals of earnings growth and strategic imperatives for CH2M HILL as well as individual goals.

Long-Term Incentive Awards in 2003(1)

		Estimated Future Payouts Under Non-Stock Price-Based Plans
(a) Name	(c) Period Until Payout	(d) Threshold($)	(e) Target($)	(f) Maximum($)
Ralph R. Peterson	3 years	0	630,000	1,260,000
James J. Ferris	3 years	0	200,000	400,000
Samuel H. Iapalucci	3 years	0	197,500	395,000
Donald S. Evans	3 years	0	185,000	370,000
Michael D. Kennedy	3 years	0	162,500	325,000

(1)
Certain columns have been omitted because they are not applicable.

Equity Compensation Plan Information

        The following information is provided as of December 31, 2003 with respect to compensation plans pursuant to which CH2M HILL may grant equity awards to eligible persons. The table does not include information about the proposed 2004 Stock Option Plan. See Note 15 to the Consolidated Financial Statements, contained in CH2M HILL's Annual Report on Form 10-K for the year ended December 31, 2003, for descriptions of the equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders(1)	4,461,897		$9.13		11,561,434	(2)
Equity compensation plans not approved by security holders(3)	1,077,777	(4)	$—	(5)	—	(6)

Total	5,539,674		$9.13		11,561,434

(1)
The equity compensation plans approved by security holders include the 1999 Stock Option Plan, the amended Payroll Deduction Stock Purchase Plan (PDSPP) and the Executive Officers Long Term Incentive Plan.

(2)
Includes 1,798,172 shares reserved for future issuance under the 1999 Stock Option Plan and 9,763,262 shares available for purchase under the amended PDSPP.

(3)
The equity compensation plans not approved by security holders include the Short Term Incentive Plan (STIP) and Long Term Incentive Plan (LTIP).

(4)
Includes 869,110 shares to be issued under the STIP and 208,667 shares to be issued under the LTIP during the first quarter of 2004.

(5)
The STIP and LTIP shares were issued at a price of $12.07 during the first quarter of 2004.

(6)
Shares available for future issuance under the STIP and LTIP (excluding shares reflected in column (a)) are not determinable until the end of each year.

Deferred Compensation Plans

        Messrs. Peterson, Ferris, Iapalucci, Evans and Kennedy are participants in the Deferred Compensation Plan (DCP). The plan provides for participants to defer up to 50 percent of base pay and 100 percent of incentive pay. Participants are vested 100 percent at all times. The plan is funded by corporate owned life insurance (COLI) inside a rabbi trust. Participants can choose to start distribution upon: (a) termination of employment, (b) retirement, or (c) date elected by the participant. Participants can choose payment in either a lump sum or through annual installments over 5, 10, or 15 years.

        Messrs. Peterson, Ferris, Iapalucci, Evans and Kennedy are participants in the Executive Deferred Compensation Plan (EDCP). CH2M HILL will contribute 4.75 percent times base pay in excess of the IRS limitation on compensation for qualified plans, which during 2003 was $200,000. Participants may defer up to an additional 4.75 percent of base pay in excess of the IRS limitation and CH2M HILL will match the contribution. Certain participants may also defer up to 100 percent of compensation in lieu of paid time off. They may also receive additional discretionary CH2M HILL contributions keyed to base pay. Participants are 100 percent vested at all times on deferrals and earnings on deferrals. The EDCP serves two purposes. It allows CH2M HILL the opportunity to provide a company match for compensation deferrals made by highly compensated employees, whose 401(k) Plan contributions are limited by the Employee Retirement Income Security Act (ERISA). It is also used by CH2M HILL to provide additional retirement benefits for certain of its senior executives at levels to be determined from time-to-time by the Board of Directors. The deferred compensation plans have several hypothetical investment options that a participant may choose to invest the cash portion of their deferred compensation. Each hypothetical investment option is based on an investment fund that is similar to the 401(k) Plan. All deferrals of common stock must remain invested in common stock and are distributed in common stock. Both the DCP and the EDCP utilize a rabbi trust arrangement. Participants can choose to start distributions upon (a) termination of employment, (b) retirement, or (c) date elected by the participant. Participants can choose payment in either a lump sum or through an annual distribution over 5, 10 or 15 years.

        Messrs. Peterson, Ferris, Iapalucci, Evans and Kennedy are participants in the Deferred Compensation Retirement Plan (DCRP). This plan provides that CH2M HILL will pay an additional retirement benefit to certain of its senior executives, if they retire from CH2M HILL on or after age 65. The amount of the DCRP benefit, which may change from time-to-time based on the decision of the Board of Directors of CH2M HILL, currently is equal to 50% of the participant's base salary in effect as of January 1, 2003, minus the value of the offsetting retirement benefits paid by CH2M HILL under other plans. Participants are vested 100 percent of the DCRP benefit on reaching age 65. Prior to 2003, the DCRP benefit was funded through the cash surrender value of the then existing split dollar life insurance policies. The method of funding the DCRP benefit changed effective January 1, 2003 to ensure our compliance with the regulatory requirements of the Sarbanes-Oxley Act (SOX). The split dollar life insurance policies and any premium payments thereunder have been frozen in 2002, pursuant to the requirements of SOX.

Retirement Plans

        Mr. Peterson is a participant in the CH2M HILL Pension Plan. Benefits under the CH2M HILL Pension Plan are equal to one percent of average base compensation (up to $150,000) for 1987 through 1991, multiplied by years of credited benefit service prior to 1992, plus one percent of each year's base compensation (up to $150,000) for each year of credited benefit service from January 1, 1992 through December 31, 1993. CH2M HILL Pension Plan benefits were frozen as of December 31, 1993. Mr. Peterson's estimated annual benefit payable at the earliest age when a participant may retire with an unreduced benefit (age 65) is $37,849.

        Mr. Evans is a participant in the CH2M HILL Pension Plan with respect to his credited benefit service prior to May 1, 1986, and he is a participant in the OMI retirement plan with respect to his credited benefit service from May 1, 1986 through December 31, 1995. Benefits under the OMI retirement plan are equal to 1.5 percent of average compensation (up to the applicable IRS compensation limit for each year) multiplied by the first 20 years of credited benefit service, plus 0.5 percent of average compensation (up to the applicable IRS compensation limit for each year) multiplied by credited benefit service in excess of 20 years. Mr. Evans' benefit under the OMI Retirement Plan was frozen as of December 31, 1995 upon his transfer from employment covered by the Plan. Mr. Evans' estimated annual benefit payable at the earliest age when a participant may retire with an unreduced benefit (age 65) is $23,521 under the OMI Retirement Plan and $12,771 under the CH2M HILL Pension Plan, or a total of $36,292.

        Mr. Kennedy is a participant in the CH2M HILL Pension Plan. Benefits under the CH2M HILL Pension Plan are equal to one percent of average base compensation (up to $150,000) for 1987 through 1991, multiplied by years of credited benefit service prior to 1992, plus one percent of each year's base compensation (up to $150,000) for each year of credited benefit service from January 1, 1992 through December 31, 1993. CH2M HILL Pension Plan benefits were frozen as of December 31, 1993. Mr. Kennedy's estimated annual benefit payable at the earliest age when a participant may retire with an unreduced benefit (age 65) is $14,683.

        Messrs. Ferris and Iapalucci are not participants in a company-sponsored pension plan.

Change of Control Agreements for Named Executive Officers

        The Board of Directors authorized CH2M HILL to enter into Change of Control Agreements with Messrs. Peterson, Ferris, Iapalucci, Evans and Kennedy as well as other certain Directors and Officers of CH2M HILL. The provisions of these agreements are described in the Change of Control Agreements section of this Proxy Statement.

Stock Performance Graph

        The following graph shows the total shareholder return on CH2M HILL's common stock from September 7, 1999 (the date CH2M HILL's registration with the SEC became effective) until December 31, 2003, for (i) CH2M HILL's common stock, (ii) the Standard & Poor's Composite—500 Stock Index and (iii) the companies in the Environmental Financial Consulting Group's engineering/consulting industry index.

        The graph assumes the investment of $100 in CH2M HILL common stock and in each of the indexes on September 7, 1999 and reinvestment of all dividends, if any. CH2M HILL does not currently anticipate paying any cash dividends on the common stock.

Proposal 2. Approval of the 2004 Stock Option Plan

        On February 13, 2004, the Board of Directors of CH2M HILL adopted, subject to shareholder approval, the CH2M HILL Companies, Ltd. 2004 Stock Option Plan (the 2004 Option Plan or Plan).

The Plan provides for the grant of non-qualified stock options and incentive stock options to employees of CH2M HILL and its affiliates. Directors of and consultants to CH2M HILL and its affiliates may be eligible for the grant of non-qualified stock options.

        The purpose of the 2004 Option Plan is to further the growth and development of CH2M HILL by affording an opportunity for stock ownership to employees, directors, and eligible consultants to CH2M HILL who are responsible for the conduct and management of CH2M HILL's business or who are involved in endeavors significant to CH2M HILL's success.

        If approved by the shareholders, the 2004 Option Plan will be effective as of January 1, 2004.

        Shareholders are asked to vote on and approve the following resolution:

        RESOLVED, that the shareholders approve the CH2M HILL Companies, Ltd. 2004 Stock Option Plan.

        The required vote for approval is a majority of the voting power of the common stock of CH2M HILL present or represented at the meeting of the shareholders. Abstentions will have the effect of votes cast against the 2004 Option Plan.

        CH2M HILL's Board of Directors unanimously recommends that the shareholders vote "for" approval of the 2004 Option Plan.

        CH2M HILL's Board of Directors believes the Plan is in the best interests of CH2M HILL and its stockholders and is important in order to help assure the ability of CH2M HILL to continue to recruit and retain highly qualified employees.

        Members of the Board of Directors are eligible to participate in the 2004 Option Plan. A summary of the 2004 Option Plan is set forth below. The full text of the 2004 Option Plan is attached as Appendix A to this Proxy Statement.

Why are we asking the shareholders to approve the 2004 Option Plan?

        Approving the 2004 Option Plan will permit CH2M HILL to grant incentive stock options under the plan and will allow CH2M HILL to get the full tax deduction for benefits under the Plan for federal income tax purposes.

What are the material features of the 2004 Option Plan?

        Under the 2004 Option Plan, the Stock Option Management Subcommittee of the Ownership and Incentive Compensation Committee of the CH2M HILL's Board of Directors may grant up to 3,500 options per individual to purchase CH2M HILL common stock to employees, directors and eligible consultants of CH2M HILL and certain of its affiliated companies. Grants over 3,500 options must be approved by the Ownership and Incentive Compensation Committee. Those individuals who receive options are entitled to exercise their options to the extent their options are vested. Generally, upon exercise of an option and payment of the option price for the stock, the individual receives the stock which is subject to certain limitations.

Who administers the 2004 Option Plan?

        With respect to most participants, the Board of Directors of CH2M HILL has appointed the Ownership and Incentive Compensation Committee to administer the Plan. The Committee administers the Plan through its Stock Option Management Subcommittee. With respect to the executive officers (the CEO and the four highest paid executive officers of CH2M HILL), the Plan is administered by the Executive Compensation Subcommittee (a subcommittee of the Compensation and Workforce Committee) consisting of at least two outside directors and consisting only of outside directors of

CH2M HILL. The Ownership and Incentive Compensation Committee and the Stock Option Management Subcommittee will be referred to collectively as the "Committee." The Committee decides which of our eligible participants will be granted options to buy common stock under the Plan. The Committee also determines all of the terms and conditions of each stock option granted under the Plan, such as:

  •
  The manner in which the stock option may be exercised

  •
  Whether there are conditions that must be met before the stock option may be exercised

  •
  The exercise price that must be paid in order to buy common stock upon exercise of each stock option

  •
  When the stock option becomes vested and may be exercised

  •
  Whether or under what circumstances the optionee will receive interests in the pre-tax or after-tax deferred compensation trusts in lieu of common stock upon exercise of the stock option

        We intend to grant stock options at the fair market value of the common stock on the day that a stock option is granted, which is the price for the common stock in effect at the time of the grant. In any case, the exercise price cannot be less than 90% of the fair market value of the common stock on the day that the stock option is granted. Although the Plan permits the issuance of both "incentive" and "nonqualified" stock options, the Committee does not intend to issue incentive stock options, and no incentive stock options will be granted unless we first provide appropriate disclosure to potential recipients.

        The Committee is not required to provide the same terms and conditions in each stock option agreement. Stock options granted to different participants or at different times may contain different terms and conditions, including different exercise prices.

Who is eligible to participate in the 2004 Option Plan?

        The Plan provides that options may be granted to those employees, directors and eligible consultants who are responsible for the conduct and management of CH2M HILL's business or who are involved in endeavors significant to the success of CH2M HILL and who are selected by the Committee in its sole discretion. CH2M HILL currently considers certain of its employees and consultants to be eligible for the grant of options under the Plan. As of March 1, 2004, there were approximately 13,000 eligible individuals. The Plan is a discretionary plan and, accordingly, it is not possible to determine the number of shares that may be subject to options granted to any participant during the term of the Plan. However, in any calendar year, no participant may be granted options under the Plan to purchase more than 150,000 shares of common stock.

What does "grant of an option" mean?

        A grant of an option gives the participant the right to purchase (or exercise) one or more shares of common stock of CH2M HILL for the price stated in the stock option agreement. A participant who receives options usually has to earn them over time by staying with CH2M HILL. We expect that most options will be vested over three years:

  •
  25% vested one year from the date of grant

  •
  25% more vested two years from the date of grant

  •
  The remaining 50% vested three years from the date of grant

        You may not exercise an option until it is vested. In addition to vesting provisions, other restrictions on exercise may be contained in the stock option agreement. For example, although it has not done so to date, the Committee may provide in the grant of a stock option that the stock option can be exercised only upon achievement of stated performance metrics.

How is a stock option exercised?

        If the Committee grants a stock option to a participant, the participant may exercise the stock option after all conditions described in the stock option agreement, including vesting, have been met and before the stock option expires. The participant may exercise a stock option by following the procedures for exercise described in the stock option agreement. These procedures include providing written notice of exercise to CH2M HILL, paying the exercise price, and paying any amount required for federal, state, or local income tax withholding as a result of the employee's exercise of the stock option. The procedures may also include other requirements imposed by the Committee from time-to-time.

How is payment for the stock made?

        Payment for shares of common stock bought pursuant to the exercise of a stock option may be made in cash or a personal check payable to CH2M HILL. Payment for stock option exercises may also be made by tendering to CH2M HILL shares of common stock already owned by the participant and held for more than six months (mature shares). Payment may also be made in a combination of cash, a personal check and shares of common stock.

Stock Option Exercise Examples

        A participant receives an option grant to purchase 100 shares at an exercise price of $10 per share. The participant exercises the option to purchase all 100 shares at the exercise price of $10 per share when the price per share of common stock is $20 per share. The participant already owns 200 shares of common stock. The Participant's combined federal, state and FICA tax rate is 42%.

        If the participant purchases the 100 shares with cash, the participant will pay $1,000 (100 × $10) to CH2M HILL and will receive the 100 shares of common stock with a value of $2,000 (100 × $20). If the participant sells the shares immediately after receiving them, the participant would realize a gain of $1,000 and would pay taxes on the gain of $420.

        Alternatively, if the participant uses the shares that the participant already owns to purchase the 100 shares of common stock, the participant would tender 50 shares of his or her existing shares at a value of $20 to pay the $1,000 purchase price (50 × $20) for the 100 shares. Therefore, the participant increases the number of shares owned by 50 shares. Since the participant is receiving an additional 50 shares which is treated as compensation income, the participant must pay income and FICA taxes on the market value of the shares received, or $1,000 (50 shares × $20). At a 42% tax rate, the participant's taxes would equal $420. If the participant sells shares to pay those taxes, the participant's share balance would be reduced by 21 shares, for a net increase in shares of 29 instead of 50.

        The 50 shares exchanged in a stock-for-stock transaction are treated as a "like kind" exchange which does not trigger the recognition of capital gains. The 50 shares exchanged carry their original tax basis and acquisition date. The 50 newly acquired shares have a basis equal to the fair market value at the time of exercise ($20). The shares the participant would sell to pay taxes would be the new shares acquired with the $20 basis. Therefore the sale of shares to pay taxes would not trigger any capital gains.

When does a stock option expire?

        A stock option granted to a participant may not be exercised after the stock option expires. A stock option expires on the expiration date set forth in the stock option agreement. The Committee generally intends to grant stock options that expire five years after the date on which the stock options are granted.

        Regardless of the date stated in the stock option agreement, a stock option granted under the stock option plan and not previously exercised will terminate 15 days after the participant terminates employment with us voluntarily. The Committee generally intends to permit the exercise of a stock option granted under the stock option plan within 90 days after termination of employment with us due to retirement or following an involuntary termination of employment, other than for cause. If a participant terminates employment with us due to disability or death, the Committee generally intends to permit the stock option to be exercised within one-year after the date on which the participant's employment terminates due to the disability or death. Options not so exercised would be forfeited and cancelled by CH2M HILL.

        A participant may work for an affiliate of CH2M HILL that becomes ineligible to participate in the stock option plan. For example, an affiliate may become ineligible to participate because CH2M HILL's interest in the affiliate is sold. The participant will be considered to have terminated employment with us on the day that the affiliate becomes ineligible to participate in the Plan. The participant will be able to exercise the stock options to the extent that the stock option agreement permits the participant to exercise the stock options following an involuntary termination of employment, or if the stock option agreement is silent, within 90 days.

What is the maximum amount of shares which may be purchased under the Plan?

        The Plan authorizes the Committee to grant up to a total of 5,000,000 stock options for purchase of shares of common stock.

Are the restrictions contained in the articles of incorporation and bylaws of CH2M HILL applicable to common stock purchased under the Plan?

        Yes. All shares of common stock purchased under the Plan will be subject to the restrictions on common stock contained in CH2M HILL's articles of incorporation and bylaws. These restrictions include (a) CH2M HILL's right to repurchase the shares upon termination of the participant's affiliation with the company, (b) CH2M HILL's right of first refusal to buy the shares if the participant wishes to sell them other than in CH2M HILL's internal market, and (iii) the requirement that the participant obtain CH2M HILL's approval for any other sale of the shares.

How is the new 2004 Option Plan different from the 1999 Option Plan?

        The 2004 Option Plan submitted for shareholder approval as part of these proxy materials is very similar to the option plan adopted by the shareholders in 1998 (1999 Option Plan). Under the 1999 Option Plan, CH2M HILL reserved 8,000,000 shares of common stock for options to be awarded under that plan. Most of these options have been granted to shareholders as part of our Ownership and Incentive Compensation Program between 1999 and 2004. Additional shares need to be reserved under the new 2004 Option Plan and the Plan must be approved by our shareholders in order for CH2M HILL's option program to continue beyond 2004. Under the 2004 Option Plan, an additional 5,000,000 shares of common stock is being reserved for option grants under the Plan.

Can CH2M HILL amend or terminate the 2004 Option Plan?

        The Board of Directors may amend or terminate the Plan at any time. Any amendment or termination of the Plan will not change the terms of any stock option agreement already in place at the time of such amendment or termination unless the participant agrees to such change. The following changes may not be made by the Board of Directors without shareholder approval:

  •
  Increasing the number of shares of common stock available under the Plan

  •
  Reducing the minimum price at which stock options may be granted under the Plan

        The Plan will terminate on December 31, 2013. No stock options will be granted under the Plan after that date. Any stock option agreement already in place on December 31, 2013, will remain in effect until the stock options covered by that stock option agreement are exercised or expire.

What happens to stock options in the event of a corporate reorganization, sale of assets, or change in control?

        If CH2M HILL experiences a stock split, a stock dividend, a recapitalization, or a similar transaction that changes the number of outstanding shares of common stock without receipt of payment by CH2M HILL, the Committee will adjust the number of shares of common stock that may be bought under outstanding stock options and the exercise price that must be paid to buy shares of common stock under outstanding stock options, in order to reflect the change in the common stock.

        Upon the occurrence of a change in control event (as defined in the plan document), all outstanding options will become 100% vested and may be exercised immediately, even if the conditions on exercise stated in the stock option agreement have not been met. The Committee will determine whether a change in control of CH2M HILL has occurred.

What if the Plan is not approved by the shareholders?

        If the 2004 Option Plan is not approved by the requisite vote of the shareholders, no stock options may be granted under the Plan. CH2M HILL has approximately 1,000,000 shares of common stock left that are reserved under the 1999 Option Plan for option grants. If the 2004 Option Plan is not approved by the shareholders, once the entire 1999 Option Plan reserve is exhausted, we will be unable to grant new options and our stock option incentive program would have to be terminated.

What are the Federal income tax consequences of the grant and exercise of options?

        This summary of the material federal income tax consequences of the grant and exercise of stock options under the 2004 Option Plan does not address every federal income tax issue that may arise and does not address foreign, state or local tax issues, which may be significant. Each holder of stock options granted under the 2004 Option Plan should consider obtaining professional tax advice with respect to the tax impact of their stock options.

        Nonqualified Stock Options.    There are no income tax consequences to the participant or to CH2M HILL when the nonqualified stock option is granted.

Exercise of Nonqualified Stock Options With Cash

        When a nonqualified stock option is exercised with cash, in general, the participant recognizes compensation, subject to tax withholding, equal to the excess of the fair market value of common stock on the date of exercise over the exercise price. CH2M HILL is generally entitled to a deduction equal to the compensation recognized by the participant.

        If common stock bought through the exercise of a stock option is later sold or exchanged, then the difference between the sale price and the fair market value of the common stock on the date of exercise will be recognized as gain or loss to the seller. If the common stock is a capital asset in the seller's hands, the gain or loss on the sale will be long-term or short-term capital gain or loss, depending on the holding period for the common stock at the time of sale.

Exercise of Nonqualified Stock Options With Shares of Common Stock

        If payment of the exercise price under a stock option is made by surrendering previously owned mature shares of common stock, no gain or loss will be recognized as a result of exchanging shares for an equal number of shares available through the exercise of nonqualified stock options. However, any additional shares received will be taxed as ordinary income in an amount equal to the fair market value of the shares at the time of exercise. CH2M HILL is generally entitled to a deduction equal to the compensation recognized by the participant.

        Incentive Stock Options.    The tax consequences for the grant and exercise of incentive stock options are different from tax consequences for the grant and exercise of nonqualified options. Although the 2004 Option Plan allows us to grant incentive stock options, management at present does not plan to grant such options. Incentive stock options have been included in the Plan document to preserve flexibility for management to grant such incentives in the future. If management decides to grant incentive stock options, it will communicate the tax consequences of the grant and exercise of such options to the recipients.

The Board of Directors unanimously recommends a vote FOR approval of the 2004 Stock Option Plan.

Proposal 3. Approval of Amendment to the Payroll Deduction Stock Purchase Plan

        On November 12, 1999, the Board of Directors of CH2M HILL adopted the CH2M HILL Companies, Ltd. Payroll Deduction Stock Purchase Plan (PDSPP). The PDSPP was subsequently approved by CH2M HILL shareholders. On May 7, 2002, the shareholders approved an increase in the number of shares of common stock available for purchase under the PDSPP from 1,000,000 shares to 3,000,000 shares.

        Effective August 1, 2003 the Board of Directors of CH2M HILL approved an increase of 10,000,000 in the number of shares of common stock available for purchase under the PDSPP from 3,000,000 shares to 13,000,000 shares. This increase in the number of shares of common stock available for purchase under the PDSPP was incorporated into an amended and restated PDSPP document that was approved by the Board of Directors. This amendment and restatement also contains other mostly non-substantive changes to conform the Plan to similar provisions in other employee benefit plans sponsored by CH2M HILL. These conforming changes do not require shareholder approval. The full text of the PDSPP is attached as Appendix B to this Proxy Statement.

        Under the PDSPP, employees of CH2M HILL and employees of certain affiliates of CH2M HILL may purchase common stock of CH2M HILL through payroll deductions, subject to certain limits. CH2M HILL may contribute a percentage of the purchase price of the common stock purchased by participants under the PDSPP. Since the establishment of the PDSPP, CH2M HILL has contributed 10% of the purchase price of the common stock purchased by participants under the PDSPP.

        As of December 31, 2003, a total of 3,236,738 shares of common stock had been purchased under the PDSPP. The Board of Directors of CH2M HILL determined that the PDSPP is in the best interest of CH2M HILL and the number of shares of common stock available for purchase under the PDSPP should be increased in order to continue to permit employees to purchase shares of common stock under the PDSPP. Any amendment to increase the number of shares available for purchase under the PDSPP requires shareholder approval within twelve months after the effective date of the amendment. The Board of Directors believes that stock ownership by competent, loyal, contributing employees of CH2M HILL and its affiliates will be of continuing benefit to CH2M HILL.

        During the year ended December 31, 2003, shares of common stock were purchased under the PDSPP at the weighted average price of $11.93 per share in the following amounts:

Named Executive Officers	Number of Shares
Ralph R. Peterson	2,099
James J. Ferris	2,093
Samuel H. Iapalucci	2,092
Donald S. Evans	2,168
Michael D. Kennedy	—
Current executive officers as a group	8,452
Current directors, who are not executive officers, as a group	—
All employees, excluding executive officers and directors, as a group	896,024

        At December 31, 2003, approximately 13,000 employees were eligible to participate in the PDSPP.

        The PDSPP and the Internal Revenue Code's provisions for Code section 423 plans require shareholder approval of the increase in shares available for purchase under the PDSPP. As a result, the shareholders are asked to vote on and approve the following resolution:

        RESOLVED, that the shareholders approve the CH2M HILL Companies, Ltd. Payroll Deduction Stock Purchase Plan as amended and restated effective January 1, 2004, which includes an increase in the number of shares of common stock of CH2M HILL available for purchase under the plan from 3,000,000 shares to 13,000,000 shares.

        The required vote for approval under the PDSPP is a majority of the voting power of the common stock of CH2M HILL present or represented at the meeting of the shareholders. Abstentions will have the effect of votes cast against the amendment to the PDSPP.

What are the material features of the stock purchase plan (PDSPP)?

        The PDSPP provides for the purchase of common stock through payroll deductions by participating employees. The PDSPP has one component intended to qualify under section 423 of the Internal Revenue Code. CH2M HILL intends that the shares purchased under that component qualify for favorable tax treatment under the Code (the 423 component). The PDSPP is not subject to ERISA. Other material terms are described below.

Who administers the PDSPP?

        The PDSPP is currently administered by the Ownership and Incentive Compensation Committee (O&IC Committee) of the Board of Directors. The O&IC Committee is appointed by the Board of Directors and has been designated by the CEO of CH2M HILL as the administrative committee under the Plan. The O&IC Committee consists of two or more members of the Board of Directors and other individuals appointed by the Board of Directors.

        The Board of Directors decides which subsidiaries or other affiliates of CH2M HILL will be eligible to participate in the PDSPP. The O&IC Committee may adopt rules for the administration of the PDSPP, and interprets the terms and conditions of PDSPP.

Who is eligible to participate in the PDSPP?

        Generally, all employees of CH2M HILL and any participating affiliate may participate in the PDSPP. Only subsidiary corporations in which CH2M HILL owns at least 50% of the total voting power may participate in the 423 component of the PDSPP.

        The PDSPP provides that employees whose customary employment is less than 20 hours per week or is less than five months in a year are not eligible to participate in the 423 component of the PDSPP. Also, any employee who owns five percent or more of CH2M HILL or of any subsidiary of CH2M HILL is not eligible to participate in the PDSPP. The administrative committee may also decide whether employees must meet other eligibility requirements consistent with Internal Revenue Code section 423 requirements.

        An employee who terminates employment with CH2M HILL and all participating affiliates are no longer eligible to participate in the PDSPP. For this purpose, termination of employment includes death, disability, retirement, transfer to an affiliate that is not eligible to participate in the PDSPP, or any other termination of employment. If an employee becomes ineligible to continue participating in the PDSPP, any amount held in the employee's stock purchase account will be distributed to the employee.

How does an employee participate?

        In order to participate in the PDSPP, an employee must complete a payroll deduction authorization. The payroll deduction authorization will tell the eligible employee's employer to withhold a specific percentage of the eligible employee's pay to be used to buy common stock under the PDSPP. The payroll deduction authorization must provide for the deduction of at least 1% of the employee's pay, but no more than 15% of the employee's pay, in a whole number percentage.

Is there any limitation on shares purchased under the PDSPP?

        An employee cannot purchase more than $25,000 of common stock under the PDSPP in any calendar year. In addition, an employee is not permitted to purchase common stock under the PDSPP if doing so would cause the employee to own more shares of common stock than the employee is permitted to own under CH2M HILL's Bylaws.

How is common stock acquired under the PDSPP?

        Each employee's payroll deductions are accumulated in a stock purchase account. CH2M HILL uses the amount in the employee's stock purchase account to buy common stock for the employee on each trade date. CH2M HILL will either buy the common stock on each trade date in the internal market, if available, or CH2M HILL will issue new shares of common stock to make common stock available for PDSPP purchases. The purchase price for each share of common stock under the plan is the fair market value in effect on the date of purchase. The fair market value of common stock on February 13, 2004 was $12.07.

Does CH2M HILL contribute any amount of the purchase price for the common stock?

        Each year, the Board of Directors will decide what percentage of the purchase price of common stock CH2M HILL will contribute toward the purchase of common stock under the PDSPP during that year. CH2M HILL's percentage may be as low as 0% or as high as 15%. Historically, this percentage has been 10%. CH2M HILL will add the contribution percentage to the amount in the employee's stock purchase account and use the combined amount to purchase common stock on each trade date.

How many shares of common stock are available for purchase under the stock purchase plan?

        Since the inception of the PDSPP, a total of 13,000,000 shares of common stock have been available for purchase under the PDSPP (subject to approval of the amended and restated Plan by the shareholders). The number of shares of common stock available for purchase under the PDSPP may be adjusted by the O&IC Committee to reflect any stock split, stock dividend, recapitalization, or similar transaction that CH2M HILL may experience.

Are the bylaw restrictions applicable to common stock bought through the PDSPP?

        Yes. All shares of common stock bought through the PDSPP will be subject to the restrictions on common stock contained in CH2M HILL's Articles of Incorporation and Bylaws.

Can CH2M HILL amend or terminate the PDSPP?

        The Board of Directors of CH2M HILL may amend or terminate the PDSPP at any time. However, the Board of Directors may not increase the number of shares of common stock available for purchase under the PDSPP unless the shareholders of CH2M HILL also approve that change, within a year of the approval by the Board.

        Unless previously terminated by CH2M HILL, the stock purchase plan will terminate on December 31, 2007.

What are the federal income tax aspects of the PDSPP?

        The federal income tax consequences of purchasing common stock under the PDSPP are described below. Sometimes the sale of shares of common stock bought through the PDSPP may produce compensation income to an employee. In that case, the employee's employer may be required to withhold federal, state and local income taxes with respect to the amount of compensation income recognized by the employee.

        This summary is intended to be general and is not intended to address every federal income tax issue that may arise from participation in the PDSPP. This summary does not address employment, foreign, state or local tax issues, which may be significant.

        Federal Income Tax Consequences for the Participant.    With respect to most of the participating affiliates, the stock purchase plan is intended to qualify for favorable income tax treatment as an employee stock purchase plan under section 423 of the Internal Revenue Code. This means that, with respect to purchases of common stock under the PDSPP by employees of those affiliates:

  •
  The participant's payroll deductions are made on an after-tax basis.

  •
  The participant will not recognize income for federal income tax purposes when the participant buys shares of common stock under the PDSPP.

  •
  The participant will recognize ordinary income when the participant disposes of the common stock bought under the PDSPP.

  •
  The amount of ordinary income recognized by the participant when the participant disposes of shares of common stock bought under the stock purchase plan depends on whether the participant holds the shares for at least two years before disposing of them. If the participant holds the shares for at least two years after the date on which the shares are purchased for the participant's account under the PDSPP, the amount of the ordinary income is equal to the smaller of:

  (i)
  the amount by which the fair market value on the purchase date exceeds the amount paid for the shares, or

  (ii)
  the amount by which the fair market value on the date of disposition exceeds the amount paid for the shares.

  •
  If the participant dies while owning shares of common stock purchased under the PDSPP, ordinary income is recognized in the year of death in the amount described in the previous sentence.

  •
  If the participant disposes of shares of common stock bought under the PDSPP before the two-year holding period expires, the participant recognizes ordinary income at the time of the disposition. The amount of the ordinary income recognized by the participant is the amount by which the fair market value of the shares on the purchase date exceeds the amount paid for the shares, even if the disposition is at a loss.

  •
  If the common stock is a capital asset in the hands of the participant, additional gain on the disposition of the shares of common stock, if any, will be short-term or long-term capital gain depending on whether the participant holds the shares of common stock for 12 months or less, or for more than 12 months, respectively.

        In the cases discussed above, other than in the case of the participant's death, the amount of ordinary income recognized by the participant is added to the purchase price paid by the participant in order to determine the amount of gain or loss from the disposition of the shares.

        With respect to the portion of the PDSPP that is not intended to be qualified as an employee stock purchase plan under section 423 of the Internal Revenue Code, a participant purchasing shares will recognize income subject to employment taxes at the time of the purchase of shares of common stock under the PDSPP. The amount of the income subject to employment taxes will be the amount by which the fair market value of the shares on the purchase date exceeds the amount of the purchase price paid by the participant.

        Tax Consequences for CH2M HILL.    CH2M HILL will not be entitled to a deduction at any time with respect to shares sold under the 423 component of the PDSPP, if the participant buying the shares does not dispose of the shares before the two-year holding period expires. If the participant disposes of the shares prior to the expiration of the two-year holding period, CH2M HILL is allowed a federal income tax deduction that is equal to the amount of ordinary income recognized by the participant.

The Board of Directors unanimously recommends that the shareholders vote FOR approval of the amendment to the Payroll Deduction Stock Purchase Plan.

Proposal 4. Ratification of Appointment of Independent Auditors

        The Audit Subcommittee has appointed KPMG LLP to audit the consolidated financial statements of CH2M HILL for the year ending December 31, 2004 and recommends that the shareholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. A representative of KPMG LLP is expected to be present at the Annual meeting. He will have the opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

The Board of Directors unanimously recommends that the shareholders vote FOR ratification of appointment of independent auditors.

Proposal 5. Other Business

        In addition to the proposals described above, shareholders may be asked to transact such other business that may properly come before the Annual Meeting and any postponement(s) or adjournment(s). CH2M HILL presently is not aware of any such business at the time this proxy is being sent to you.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 and related rules of the SEC require CH2M HILL's directors, executive officers and holders of more than 10% of any class of CH2M HILL equity securities (Reporting Persons) to file reports of their ownership and changes in ownership of CH2M

HILL equity securities with the Commission. The Legal Department at CH2M HILL generally prepares these reports on the basis of information obtained from each Reporting Person. Based on such information, CH2M HILL believes that all reports required by Section 16(a) of the Exchange Act to be filed by its Reporting Persons during 2003 were timely filed.

Shareholder Proposals for the 2005 Annual Meeting

        Any shareholder proposals intended to be presented at the 2005 Annual Meeting of Shareholders and included in CH2M HILL's proxy statement and form of Proxy for such meeting must be received by CH2M HILL no later than November 29, 2004 in order to be considered for inclusion in CH2M HILL's Proxy Statement and form of proxy relating to that meeting. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934. For any proposal a shareholder wishes to bring before CH2M HILL's 2005 Annual Meeting of Shareholders, but for which such shareholder does not intend to seek to have a written proposal to be included in CH2M HILL's proxy statement for the 2005 Annual Meeting of Shareholders, if CH2M HILL does not receive notice of such proposal on or prior to February 19, 2005, the proxies solicited on behalf of CH2M HILL's Board for the 2005 Annual Meeting of Shareholders will confer discretionary authority to vote with respect to such proposal.

        UPON WRITTEN REQUEST, WITHOUT CHARGE TO EACH SHAREHOLDER OF RECORD AS OF MARCH 26, 2004, WE WILL PROVIDE A COPY OF CH2M HILL'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUESTS SHOULD BE DIRECTED TO CH2M HILL'S CORPORATE SECRETARY AT CH2M HILL'S EXECUTIVE OFFICES AT 9191 SOUTH JAMAICA STREET, ENGLEWOOD, COLORADO 80112.

April 5, 2004

Appendix A

CH2M HILL Companies, Ltd.

2004 Stock Option Plan

Effective January 1, 2004

CH2M HILL COMPANIES, LTD.
2004 STOCK OPTION PLAN

ARTICLE 1
INTRODUCTION

        1.1   Establishment. CH2M HILL Companies, Ltd., an Oregon corporation, hereby establishes the CH2M HILL Companies, Ltd. 2004 Stock Option Plan (the "Plan").

        1.2   Purpose. The purpose of the Plan is to further the growth and development of CH2M HILL Companies, Ltd. (the "Plan Sponsor") by affording an opportunity for stock ownership to Qualified Employees and Outside Directors of and consultants to the Company who are responsible for the conduct and management of the Company's business or who are involved in endeavors significant to the Company's success.

ARTICLE 2
DEFINITIONS

        2.1   "Affiliated Companies" means any corporation or other entity that is affiliated with the Plan Sponsor through stock or other equity ownership or otherwise which is designated by either the Committee or the Board as an entity whose Qualified Employees and Outside Directors may be selected to participate in the Plan. The Committee may select an entity to be designated as an Affiliated Company if the Plan Sponsor owns directly or indirectly at least 50% of the entity. The Board, in its sole discretion, may select an entity to be designated as an Affiliated Company if the Plan Sponsor owns directly or indirectly at least 10% of the entity.

        2.2   "Beneficiary" means the person or persons or other entity or entities that have been designated by the Participant to whom the right to exercise Options following the Option Holder's death shall pass, if the Option Agreement permits the exercise of unexercised Options after the Option Holder's death. The designation by the Participant must be on forms prescribed by the Company and must be filed with the Company. If the Participant fails to designate a Beneficiary, or if the designated Beneficiary fails to survive the Participant, the Beneficiary shall be the Participant's estate. Beneficiary designations may be revoked or changed by filing a new Beneficiary designation with the Company. Each designation will automatically revoke any prior designations by the same Option Holder.

        2.3   "Board" means the Board of Directors of the Plan Sponsor.

        2.4   "Cause" shall mean a termination of affiliation with the Company on account of: (1) repeated refusal to obey written directions of the Board of Directors or a direct supervisor within the Company's organizational structure (so long as such directions do not involve illegal or immoral acts); (2) acts of substance abuse which are injurious to the Company; (3) fraud or dishonesty that is injurious to the Company; (4) commission of a criminal offense involving money or other property of the Company (excluding any traffic violations or similar violations); (5) commission of a criminal offense that constitutes a felony in the jurisdiction in which the offense is committed or (6) repeated violations of the Company policies.

        2.5   "CEO" means Chief Executive Officer of CH2M HILL Companies, Ltd.

        2.6   "Change of Control" shall have the meaning assigned to it by Article 8.

        2.7   "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        2.8   "Committee" means a committee established under Article 9 of the Plan.

        2.9   "Company" means the Plan Sponsor and the Affiliated Companies.

        2.10 "Compensation Committee" means a committee of the Board consisting solely of two or more outside directors who meet the requirements of §162(m)(C)(i) of the Code.

        2.11 "Outside Director" means a member of the Board who is not an Employee.

        2.12 "Effective Date" means the effective date of the Plan which is January 1, 2004.

        2.13 "Employees" means those individuals who are employed by the Company or an Affiliated Company (including, without limitation, officers and directors who are also employees of the Company).

        2.14 "Executive Officer" means the CEO and any employee who is an officer of CH2M HILL Companies, Ltd. and whose total compensation for the taxable year is required to be reported to shareholders under the Securities Exchange Act of 1934 because the employee is one of the four highest compensated officers for the taxable year (other than the CEO).

        2.15 "Fair Market Value" means the price per share of Stock in effect on that date denominated in United States dollars, as determined by the Board in accordance with the methodology described in the company's most current filings with the Securities and Exchange Commission.

        2.16 "Incentive Stock Option" shall mean any option granted to a Participant under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of Code § 422.

        2.17 "Internal Market" means the limited internal market maintained by the Company for the purchase and sale of its Stock.

        2.18 "Nonqualified Stock Option" shall mean any option granted to a Participant under the Plan which is not an Incentive Stock Option.

        2.19 "Option" shall mean either an Incentive Stock Option or a Nonqualified Stock Option.

        2.20 "Option Agreement" shall mean the agreement specified in Section 4.2.

        2.21 "Option Holder" shall mean a Participant who is granted an Option under the Plan or a Beneficiary or other person who acquires the right to exercise an Option by bequest or inheritance.

        2.22 "Parent" shall mean a parent corporation of the Company as defined in Code § 424(e).

        2.23 "Participant" means a Qualified Employee or Outside Director designated by the Committee to participate in the Plan.

        2.24 "Plan" means the CH2M HILL Companies, Ltd. Stock Option Plan.

        2.25 "Plan Sponsor" means CH2M HILL Companies, Ltd.

        2.26 "Qualified Employees" means those employees and consultants who work for the Plan Sponsor or an Affiliated Company.

        2.27 "Retirement" means the termination of employment or significant reduction in hours by the Participant on or after age 55, as recognized by the Committee. The Committee shall determine whether a Participant's Retirement has occurred in its sole discretion.

        2.28 "Section" means a reference to a section of the Plan, unless another reference specifically applies.

        2.29 "Stock" means the common stock of the Plan Sponsor and any stock issued or issuable subsequent to the Effective Date in substitution for the common stock.

        2.30 "Stock Administration Department" means a designated department or a group within the Company responsible for day to day administration activities in support of the Stock based programs within the Company.

        2.31 "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Code § 424(f).

ARTICLE 3
ELIGIBILITY

        3.1   Eligibility to Receive Grant. All Employees of the Plan Sponsor and Affiliated Companies who are responsible for the conduct and management of the Company's business or who are involved in endeavors significant to the success of the Company shall be eligible to receive both Incentive Stock Options and Nonqualified Stock Options under the Plan. Directors of and consultants to the Plan Sponsor and Affiliated Companies, who are not employees of the Company but who are involved in endeavors significant to the success of the Company, shall be eligible to receive Nonqualified Stock Options, but not Incentive Stock Options, under the Plan.

ARTICLE 4
GRANT AND TERMS OF OPTIONS

        4.1 Grant of Options.

          (a)   The Committee may from time to time in its sole discretion determine which of the Participants (other than Executive Officers) should receive Options, the type of Options to be granted (whether Incentive Stock Options or Nonqualified Stock Options), the number of shares subject to such Options, the dates on which such Options are to be granted and, except as otherwise provided by the Plan, all other terms and conditions relating to Options.

          (b)   The Compensation Committee of the Board may from time to time in its sole discretion determine which of the Executive Officers should receive Options, the type of Options to be granted (whether Incentive Stock Options or Nonqualified Stock Options), the number of shares subject to such Options, the dates on which such Options are to be granted and, except as otherwise provided by the Plan, all other terms and conditions relating to Options.

          (c)   The terms and conditions of an Option granted under the Plan need not be identical to the terms and conditions of any other Option granted under the Plan. No employee may be granted Incentive Stock Options to the extent that the aggregate Fair Market Value (determined as of the time each Incentive Stock Option is granted) of the Stock with respect to which any such Incentive Stock Options are exercisable for the first time during a calendar year (under all incentive stock option plans of the Plan Sponsor and any Parent and Subsidiaries) would exceed $100,000. No person shall be granted Options under the Plan to purchase more than 350,000 shares of Common Stock.

        4.2   Option Agreement. Each Option granted under the Plan shall be evidenced by a written Option Agreement (or electronic equivalent) setting forth the terms upon which the Option is granted. Each Option Agreement shall designate the type of Options being granted (whether Incentive Stock Options or Nonqualified Stock Options) and shall state the number of shares of Stock, as designated by the Committee, to which that Option pertains. More than one Option may be granted to a Participant.

        4.3   Option Price. The Option price per share of Stock under each Option shall be determined by the Committee (other than for Executive Officers, whose Option price shall be determined by the Compensation Committee) and stated in the Option Agreement. The option price for Incentive Stock Options granted under the Plan and Nonqualified Stock Options granted under the Plan to Executive Officers shall not be less than 100% of the Fair Market Value (determined as of the day the Option is granted) of the shares subject to the Option. The option price for Nonqualified Stock Options granted under the Plan for Qualified Employees and Outside Directors, who are not Executive Officers, shall not be less than 90% of the Fair Market Value (determined as of the day the Option is granted) of the shares subject to the Option.

        4.4   Duration of Options. Each Option shall be of a duration as specified in the Option Agreement. However, no Option term shall be more than ten (10) years from the date on which the Option is granted, and may terminate earlier as specified in the Option Agreement.

        4.5   Employees, Directors, and Consultants Based Outside the U.S. With respect to Options granted to Participants who are based outside of the United States, the Committee shall have complete discretion to define all terms and conditions of Options granted to such Participants, to modify and amend such Options as may be necessary or appropriate to comply with the laws and regulations of foreign jurisdictions, and to establish subplans and modified procedures with respect to the grant and exercise of such Options. Notwithstanding the provisions of Sections 4.3 and 4.4, the Committee may in its discretion grant Options to Participants (other than Executive Officers) who are based outside of the United States that have an Stock price that is less than 90% of the Fair Market Value (determined as of the day the Option is granted) of the shares subject to the Options or that have a term of more than ten years from the date on which the Options are granted, or both.

        4.6   Additional Limitations on Grant. No Incentive Stock Option shall be granted to a Qualified Employee who, at the time the Incentive Stock Option is granted, owns stock (as determined in accordance with Code § 424(d)) representing more than 10% of the total combined voting power of all classes of stock of the Plan Sponsor or of any Parent or Subsidiary, unless the option price of such Incentive Stock Option is at least 110% of the Fair Market Value (determined as of the day the Incentive Stock Option is granted) of the Stock subject to the Incentive Stock Option, and the Incentive Stock Option by its terms is not exercisable more than five years from the date it is granted.

        4.7   Other Terms and Conditions.

          (a)   The Option Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Committee shall deem appropriate, including, without limitation, provisions that relate the Option Holder's ability to exercise an Option to the passage of time or the achievement of specific goals established by the Committee or the occurrence of certain events specified by the Committee.

          (b)   Notwithstanding any vesting requirements contained in any Option Agreement, all outstanding Options shall become immediately exercisable in full upon the occurrence of a Change in Control.

          (c)   The Option Agreement may also provide, in the discretion of the Committee, that any shares of Stock acquired upon exercise of an Option shall become, upon such acquisition, subject to the terms of a Stock Restriction Agreement which shall be set forth as an attachment to the Option Agreement. The Committee may specify the period, if any after which an Option may be exercised following termination of the Option Holder's services. If the Committee does not otherwise specify, the following shall apply.

        4.8   Termination of Affiliation.

          (a)   Retirement or Involuntary Termination. Upon the Retirement of an Option Holder or upon involuntary termination of the Option Holder's affiliation with the Company (other than upon death, disability (within the meaning of Code § 22(e)(3)) and involuntary termination for Cause), the Option Holder may, at any time within three (3) months after the date of termination or Retirement (but before the date of expiration of the Option, if earlier), exercise the Option to the extent the Option Holder was entitled to do so on the date of termination or Retirement. Any

  Options not exercisable as of the date of termination or Retirement and any Options or portions of Options of terminated Option Holders not exercised pursuant to this Section 4.7(a) shall terminate.

          (b)   Death. If an Option Holder dies while affiliated with the Company or within a period of three (3) months after a termination or Retirement pursuant to Section 4.7(a), the Participant's Beneficiary may exercise the Option at any time within one year after the date of death (but before the expiration date of the Option if earlier), to the extent the Option Holder was entitled to do so on the Option Holder's date of death. Any Options not exercisable as of the date of death and any Options or portions of Options of deceased Option Holders not exercised pursuant to this Section 4.7(b) shall terminate.

          (c)   Disability. Upon termination of an Option Holder's affiliation with the Company by reason of the Option Holder's disability (within the meaning of Code § 22(e)(3)), the Option Holder may exercise the Option at any time within one year after the date of termination (but before the expiration date of the Option, if earlier), to the extent the Option Holder was entitled to do so on the date of termination. Any Options not exercisable as of the date of termination and any Options or portions of Options of disabled Option Holders not exercised pursuant to this Section 4.7(c) shall terminate.

          (d)   Other Terminations. Options granted to the Option Holder shall terminate immediately upon termination of an Option Holder's affiliation with the Company under circumstances other than those set forth in Sections 4.7(a), (b), or (c), including, without limitation, a termination for Cause and a voluntary termination on the part of the Option Holder other than Retirement.

          (e)   Definition of Termination of Affiliation. For purposes of any Nonqualified Stock Option granted under this Plan, an Option Holder's affiliation with the Company shall be deemed to be terminated as of the first day on which the Option Holder is no longer an Qualified Employee or Outside Director of the Company. For purposes of any Incentive Stock Option granted under this Plan, an Option Holder's employment with the Company shall be deemed to be terminated as of the first day on which the Option Holder is no longer employed by the Company.

          (f)    Special Rule for Nonqualified Stock Options. The Committee may, in its sole discretion, provide in an Option Agreement or otherwise that, upon termination of an Option Holder's affiliation with the Company, one or more Nonqualified Stock Options held by the Option Holder may be exercised at such time and subject to such conditions as the Committee, in its sole discretion, may designate.

        4.9   Loss of Affiliated Company Status. If an Affiliated Company loses its status as an Affiliated Company, all Options held by Participants associated with the former Affiliated Company shall become fully vested (exercisable in full) immediately. Participants associated with the former Affiliated Company shall be deemed to have been involuntarily terminated with the Company pursuant to Section 4.8(a).

ARTICLE 5
EXERCISE OF OPTIONS

        5.1   Manner of Exercise. Subject to the limitations and conditions of the Plan or the Option Agreement, an Option shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the Stock Administration Department of the Company (or successor equivalent). The notice to exercise shall specify the number of shares of Stock to be purchased and shall be accompanied by all of the following: (1) payment in full to the Company of the purchase price of the shares to be purchased; (2) payment in full of such amount as the Company shall determine to be sufficient to satisfy any liability that the Company or any other entity may have for any withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option; (3) a representation letter if required by the Company pursuant to Section 6.2 of this Plan, (4) a Stock Restriction Agreement meeting pursuant to Section 6.3 of this Plan, if requested by the Committee; and (5) evidence of the clearance of the Executive Officers' Option exercise pursuant to Section 6.4 of this Plan. An Option shall be considered to be exercised on the date that an Option Holder is so notified by the Stock Administration Department (or successor equivalent).

        5.2   Payment of Purchase Price. Payment for shares shall be in the form of either: (1) cash; or (2) a personal check to the order of the Company; or (3) a combination of cash and a personal check. In addition, unless the Committee, in its discretion, provides otherwise, all or part of the payment for shares may be made by tendering to the Company whole or fractional shares of Stock owned by the Option Holder. The Fair Market Value on the date of exercise of any whole shares of Stock tendered by the Option Holder for payment shall be credited against the purchase price. If shares of Stock owned by the Option Holder are used to pay all or part of the purchase price, such shares shall be evidenced by a written attestation of ownership of shares signed by the Option Holder.

        5.3   Designation of Beneficiary. A Participant may designate a Beneficiary who has the right to exercise Options following the Option Holder's death, if the Option Agreement permits the exercise of unexercised Options after the Option Holder's death.

        5.4   Prohibition on Exercise of Options if Limits on Ownership of Stock Would be Exceeded. Notwithstanding any other provision of this Plan or of any Option Agreement, an Option granted under this Plan may not be exercised if, immediately after the exercise of such Option, the recipient of shares of Stock pursuant to such exercise would own more shares of Stock of the Plan Sponsor than such person is permitted to own under the Articles of Incorporation or Bylaws of the Plan Sponsor. If the Option Holder is unable to exercise his/her Option due to the prohibition imposed by this Section 5.4 of this Plan, the Committee, in its sole discretion, may instruct the Company to pay to the Option Holder the monetary value of the Option, equal to the difference between the Option price and the Fair Market Value of a share of Stock as of the date of the exercise, less tax withholdings. The time and manner of payment shall be at the discretion of the Committee.

ARTICLE 6
ISSUANCE OF SHARES

        6.1   Transfer of Shares. As soon as practicable after the Stock Administration Department (or successor equivalent) of the Company has received an Option Holder's written notice of exercise of an Option and the other items specified in Section 5.1, the Company shall issue or transfer to the Option Holder the number of shares of Stock as to which the Option has been exercised and shall deliver to the Option Holder a certificate or certificates therefor, registered in the Option Holder's name. In the alternative, the Company may provide for the recording of ownership of shares without the issuance of certificates.

        Notwithstanding the immediately preceding paragraph, if the Participant exercises an Option through payment of the exercise price with Stock and a Participant has validly elected, in accordance with the provisions of the CH2M HILL Companies, Ltd. Deferred Compensation Plan (the "DCP"), or any successor plan, to defer the receipt of any shares of Stock in excess of the exercise price (the "Gain Stock"), then such Gain Stock shall be issued and delivered to the trustee of the CH2M HILL Companies, Ltd. Deferred Compensation Trust, or otherwise deferred in accordance with the provisions of the DCP. The rights of the Participant with respect to the Gain Stock shall be determined in accordance with the provisions of the DCP.

        If the issuance or transfer of shares by the Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal or state laws or regulations, the Company may delay issuance or transfer of such shares until compliance with such laws can reasonably be obtained. In no event shall the Company be obligated to effect or obtain any listing, registration, qualification, consent or approval under any applicable federal or state laws or regulations or any contract or agreement to which the Company is a party with respect to the issuance of any such shares.

        6.2   Investment Representation. Upon demand by the Company, the Option Holder shall deliver to the Company a representation in writing that the purchase of all shares with respect to which notice of exercise of the Option has been given by the Option Holder is being made for investment only and not for resale or with a view to distribution, and containing such other representations and provisions with respect thereto as the Company may require. Upon such demand, delivery of such representation promptly and prior to the transfer or delivery of any such shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

        6.3   Restrictions on Stock Acquired Through Exercise of Options. All shares of Stock acquired through the exercise of Options granted under this Plan shall be subject to all restrictions on shares of Stock of the Company set forth in the Articles of Incorporation and Bylaws of the Company, including: (1) restrictions that grant the Company the right to repurchase shares upon termination of the shareholder's affiliation with the Company; (2) restrictions that grant the Company a right of first refusal if the shareholder wishes to sell shares other than in the limited market maintained by the Company; (3) restrictions that require the approval of the Plan Sponsor for any other sale of shares; and (4) restrictions that define the share pricing methodology to be applied in purchases and sales of shares. In addition, if requested by the Committee in its sole discretion, the Option Holder shall execute and deliver to the Plan Sponsor a Stock Restriction Agreement in such form as the Committee may provide at the time of exercise of the Option. Such Stock Restriction Agreement may include, without limitation, restrictions in addition to those restrictions set forth in the Articles of Incorporation and Bylaws of the Plan Sponsor. Upon such request, execution of the Stock Restriction Agreement by the Option Holder prior to the transfer or delivery of any shares and prior to the expiration of the Option period shall be a condition precedent to the right to purchase such shares, unless such condition is expressly waived in writing by the Committee.

        6.4.  SEC Clearance Requirement. The Company may from time to time impose certain clearance requirements on any exercise of Options. The clearance requirements may be imposed in Company's discretion on Executive Officers or other Option Holders who in the Company's opinion have or may have access to material non-public information about the Company, certain clearance requirements on any exercise of Options. Pursuant to such clearance requirements, the Company may require that designated Option Holders pre-clear their Option exercise transactions with a Company appointed compliance officer.

        6.5   Compliance with Securities Laws. Each Option shall be subject to the requirement that, if at any time counsel to the Plan Sponsor shall determine that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

        6.6   Changes in Accounting Rules. Except as provided otherwise at the time an Option is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Options shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, any then outstanding and unexercised Options as to which the applicable services or other restrictions have not been satisfied.

ARTICLE 7
STOCK SUBJECT TO THE PLAN

        7.1   Number. The aggregate number of shares of Stock which may be issued under Options granted pursuant to the Plan shall not exceed 5,000,000 shares. Shares which may be issued under Options may consist, in whole or in part, of authorized but unissued stock or treasury stock of the Plan Sponsor not reserved for any other purpose.

        7.2   Unused Stock. If any outstanding Option under the Plan is cancelled, expires, or for any other reason ceases to be exercisable, in whole or in part, other than upon exercise of the Option, the shares which were subject to such Option and as to which the Option had not been exercised shall continue to be available under the Plan.

        7.3   Adjustment for Change in Outstanding Shares. If there is any change, increase or decrease, in the outstanding shares of Stock which is effected without receipt of additional consideration by the Plan Sponsor, by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar circumstances, then in each such event, the Committee shall make an appropriate adjustment in the aggregate number of shares of stock available under the Plan, the maximum number of shares of stock for which Options may be granted to a person under the Plan, the number of shares of stock subject to each outstanding Option, and the Option prices, in order to prevent the dilution or enlargement of any Option Holder's rights. The Committee's determinations in making adjustments shall be final and conclusive.

        7.4   Reorganization or Sale of Assets. If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if all or substantially all of the assets of the Company are acquired by another entity, or if the Company is liquidated or reorganized (each of such events being referred to as a "Reorganization Event"), the Committee shall, as to outstanding Options, either: (1) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation, which will be issuable in respect of the Stock, provided that no additional benefits shall be conferred upon Option Holders as a result of such substitution, and provided further that the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof; or (2) upon written notice to all Option Holders, which notice shall be given not less than 20 days prior to the effective date of the Reorganization Event, provide that all unexercised Options must be exercised within a specified number of days (which shall not be less than ten) of the date of such notice or such Options will terminate. In response to a notice provided pursuant to clause (2) of the preceding sentence, an Option Holder may make an irrevocable election to exercise the Option Holder's Option contingent upon and effective as of the effective date of the Reorganization Event. The Committee may, in its sole discretion, accelerate the exercise dates of outstanding Options in connection with any Reorganization Event which does not also result in a Change in Control.

ARTICLE 8
CHANGE OF CONTROL

        8.1   Change in Control. For purposes of the Plan, a Change in Control will occur if any one of the following events occurs:

          (a)   Unapproved Acquisition of 25% Stake. Any Person is or becomes a Beneficial Owner, directly or indirectly, of 25% or more of the Voting Securities of the Plan Sponsor; provided,

  however, that the event described in this Section 7.1(a) shall not be deemed to be a Change of Control by virtue of any of the following:

    (i)
    an acquisition entered into by the Plan Sponsor,

    (ii)
    a sale of Voting Securities entered into by the Plan Sponsor,

    (iii)
    an acquisition of Voting Securities by any employee benefit plan sponsored or maintained by the Plan Sponsor or any of its Affiliated Companies,

    (iv)
    an acquisition of Voting Securities by any underwriter temporarily holding securities pursuant to an offering of such securities, or

    (v)
    pursuant to a Non-COC Transaction.

          (b)   Change in the Majority of the Board. During the course of one Plan Sponsor fiscal year, Incumbent Directors cease for any reason to constitute at least a majority of the Board.

          (c)   Significant Merger or Consolidation. The consummation of a Business Combination, unless the Business Combination is a Non-COC Transaction.

          (d)   Liquidation. The stockholders of the Plan Sponsor approve a plan of liquidation or dissolution of the Plan Sponsor or the direct or indirect sale or other disposition of all or substantially all of the assets of the Plan Sponsor and its Affiliated Entities.

        8.2   Definitions. The following definitions shall apply for purposes of this Article:

          (a)   "Beneficial Owner" shall mean a beneficial owner as defined in Rule 13(d)(3) under the Securities Exchange Act of 1934.

          (b)   "Business Combination" shall mean a merger, consolidation, share exchange or similar form of corporate reorganization of the Plan Sponsor or any such type of transaction involving the Plan Sponsor or any of its Affiliated Entities that requires the approval of the Plan Sponsor's stockholders.

          (c)   "Constructive Termination" means, without the Participant's express written consent, the occurrence of any of the following:

    (i)
    Change in Responsibilities. (1) The assignment to the Participant of any duties or responsibilities inconsistent in any material adverse respect with the Participant's position(s), duties, responsibilities or status immediately prior to such Change of Control (including any diminution of such duties or responsibilities); or (2) A material adverse change in the Participant's reporting responsibilities, titles or offices with the Plan Sponsor or successor as in effect immediately prior to such Change of Control.

    (ii)
    Change in Compensation. Any material reduction by the Plan Sponsor or successor in the Participant's total compensation package, including any material adverse change in the annual salary, the incentive bonus ranges and targets, or the timing of payment of same as compared to the compensation package in effect immediately prior to such Change of Control.

    (iii)
    Change in Location. Any requirement of the Plan Sponsor or successor that the Participant (1) be based anywhere more than 25 miles from the facility where the Participant is located at the time of the Change of Control; or (2) travel on the Plan Sponsor's or successor's business to an extent substantially greater than the travel obligations of the Participant immediately prior to such Change of Control.

    (iv)
    Change in Benefits. (1) The failure of the Plan Sponsor or successor to continue in effect any employee benefit and fringe benefit plans and policies or deferred compensation plans in which the Participant is participating immediately prior to such Change of Control, unless the Participant is permitted to participate in other plans providing the Participant with substantially comparable benefits; or (2) the taking of any action by the Plan Sponsor or successor which would adversely affect the Participant's prior participation in or reduce the Participant's accrued benefits under any employee benefit and fringe plans or deferred compensation plans in which the Participant is participating immediately prior to a Change of Control; or (3) the failure of the Plan Sponsor or successor to provide the Participant and the Participant's dependents welfare benefits that are substantially comparable to the benefits available to them immediately prior to such Change of Control at a substantially comparable cost to Participant; or (4) the failure of the Plan Sponsor or successor to provide the Participant with paid vacation at levels in effect for the Participant immediately prior to such Change of Control or as the same may be increased from time to time thereafter.

    (v)
    Reimbursement of Expenses. The failure of the Plan Sponsor or successor to promptly reimburse the Participant for all reasonable expenses incurred by the Participant in accordance with the most favorable policies, practices and procedures of the Plan Sponsor or successor in effect for the Participant at any time during the 120-day period immediately preceding the Change of Control or, if more favorable to the Participant, as in effect generally at any time thereafter with respect to other peer executives of the Plan Sponsor or successor.

    (vi)
    Office and Support Staff. The failure by the Plan Sponsor or successor to provide the Participant with an office or offices of substantially similar size, furnishings and other appointments, personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Participant by the Plan Sponsor at any time during the 120-day period immediately preceding the Change of Control or, if more favorable to the Participant, as provided generally at any time thereafter with respect to other peer executives of the Plan Sponsor or successor.

    (vii)
    Assumption of this Agreement. The failure of the Plan Sponsor to assign and obtain the assumption of the Participant's Change in Control Agreement from any successor.

    (viii)
    Inadvertent Action. An action taken in good faith and which is remedied by the Plan Sponsor or successor within 15 calendar days after receipt of notice thereof given by the Participant shall not constitute Constructive Termination. The Participant must provide notice of termination of employment within 30 calendar days of the Participant's knowledge of an event constituting Constructive Termination or such event shall not constitute Constructive Termination.

          (d)   "Incumbent Directors" shall mean:

    (i)
    individuals who on March 31, 2000 constitute the Board; and

    (ii)
    any person who becomes a director subsequent to March 31, 2000, provided his/her election or nomination for election was recommended by the Nominating Committee of the Board (or its successor in responsibilities) or approved by at least a majority of the Incumbent Directors who remain on the Board (either by a specific vote or by approval of the Plan Sponsor or successor's proxy statement in which such person is named as a nominee for a director, without objection to such nomination); provided that individuals initially elected or nominated as directors of the Plan Sponsor or successor as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed to be Incumbent Directors.

          (e)   "Non-COC Transaction" shall include any Business Combination in which:

    (i)
    at least 75% of the total voting power eligible to elect directors of the entity resulting from such Business Combination is represented by shares that were Voting Securities immediately prior to such Business Combination (either by remaining outstanding or being converted),

    (ii)
    no Person, other than any employee benefit plan sponsored or maintained by the Plan Sponsor, becomes the "beneficial owner", directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the entity resulting from such Business Combination,

    (iii)
    at least a majority of the members of the board of directors of the entity resulting from such Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

          (f)    "Person" shall mean Person as defined in Section 3(a)(9) and as used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934.

          (g)   "Voting Securities" shall mean either (a) the then-outstanding shares of Stock of the Plan Sponsor or (b) the combined voting power of the Plan Sponsor's then-outstanding securities eligible to vote for the election of the Board.

ARTICLE 9
PLAN ADMINISTRATION

        9.1   Committee.

          (a)   The Plan shall be administered by the committee appointed by and serving at the pleasure of the Board. Members of the Committee and any subcommittee or special committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. The Board may from time to time remove members from or add members to the Committee, and vacancies on the Committee shall be filled by the Board.

          (b)   Notwithstanding the foregoing, while the Committee is hereby authorized to administer the Plan in general, any issues under the Plan that relate to Executive Officers shall be administered by the Compensation Committee in compliance with § 162(m)(4)(C)(i) of the Code.

        9.2   Committee Meetings and Actions. The Committee shall hold meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Committee shall be the acts of the Committee and shall be final, binding and conclusive upon all persons, including the Company, its shareholders, and all persons having any interest in Participants' Options.

        9.3   Powers of Committee. The Committee shall, in its sole discretion, select the Participants from among the Qualified Employees and Outside Directors and establish such other terms under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants (other than Executive Officers) that shall evidence the particular provisions, terms, conditions, rights and duties of the Plan Sponsor and the Participants. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may from time to time delegate its responsibilities as it determines is necessary, in its sole discretion. The Committee may correct any defect, supply any omission, reconcile any inconsistency in the Plan or in any agreement entered into under the Plan, and reconcile any inconsistency between the Plan and any Agreement in the manner and to the extent it shall deem expedient, and the Committee shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

        9.4   Interpretation of Plan. The determination of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its shareholders, and all persons having any interest in Participants' Accounts.

        9.5   Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Plan Sponsor against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, with the Company's approval, or paid in satisfaction of a judgment in any such action, suit or proceeding against him, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Plan Sponsor's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 10
MISCELLANEOUS

        10.1 Non-Transferability of Options. Options granted pursuant to the Plan are not transferable by the Option Holder other than by will or the laws of descent and distribution and shall be exercisable during the Option Holder's lifetime only by the Option Holder. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon an Option, the Option shall immediately become null and void.

        10.2 Amendments. The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Option previously granted without the consent of the Option Holder. Unless the shareholders of the Company shall have given their approval, the total number of shares for which Options may be issued under the Plan shall not be increased, except as provided in Section 7.3, and no amendment shall be made which reduces the option price at which the Stock may be offered through Incentive Stock Options under the Plan below the minimum required by Sections 4.3 or 4.5, except as provided in Section 7.3, or which materially modifies the requirements as to eligibility for receipt of Incentive Stock Options under the Plan. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under an Option previously granted without the consent of the Option Holder.

        10.3 Term of Plan. This Plan shall terminate on December 31, 2013. The Board of Directors may suspend or terminate the Plan at any time prior to December 31, 2013.

        10.4 Rights as Stockholder. An Option Holder shall have no rights as a stockholder of the Company with respect to any shares of Stock covered by an Option until the date of the issuance of the stock certificate for such shares or the date of the recording of the ownership of the shares in the Option Holder's name.

        10.5 Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

        10.6 No Right to Continued Employment. Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Participant any right with respect to the continuation of the Participant's employment by, or consulting relationship with, the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant. Nothing in this Plan shall limit or impair the Company's right to terminate the employment of any employee. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee in its sole discretion. Participation in this Plan is a matter entirely separate from any pension right or entitlement the Participant may have and from the terms or conditions of the Participant's employment. Participation in this Plan shall not affect in any way a Participant's pension rights or entitlements or terms or conditions of employment. Any Participant who leaves the employment of the Company shall not be entitled to any compensation for any loss of any right or any benefit or prospective right or benefit under this Plan which the Participant might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.

        10.7 Non-Assignability. Neither a Participant nor a Beneficiary may voluntarily or involuntarily anticipate, assign, or alienate (either at law or in equity) any Option under the Plan, and the Committee shall not recognize any such anticipation, assignment, or alienation. Furthermore, an Option under the Plan shall not be subject to attachment, garnishment, levy, execution, or other legal or equitable process. Any attempted sale, conveyance, transfer, assignment, pledge or encumbrance of the rights, interests or Options provided pursuant to the terms of the Plan or the levy of any attachment or similar process thereupon, shall by null and void and without effect.

        10.8 Participation in Other Plans. Nothing in this Plan shall affect any right which the Participant may otherwise have to participate in any retirement plan or agreement which the Company or an Affiliated Company has adopted or may adopt hereafter. Neither the amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option nor the proceeds from the sale of shares received upon such exercise shall constitute "earnings" or "compensation" with respect to which any other employee benefits of such Participant are determined.

        10.9 Federal Securities Law Requirements. If a Participant is an officer or director of the Plan Sponsor within the meaning of Section 16, Options granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of § 16(b) of the 1934 Act available under that Rule. Such conditions shall be set forth in the Option Agreement with the Participant.

        10.10 Governing Law. This Plan, and all Options granted under this Plan, shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

Appendix B

CH2M HILL Companies, Ltd.

Payroll Deduction Stock Purchase Plan

Effective November 12, 1999

As Amended and Restated Effective August 1, 2003

CH2M HILL Companies, Ltd.
Payroll Deduction Stock Purchase Plan

ARTICLE I
INTRODUCTION

        1.1   Establishment. CH2M HILL Companies, Ltd., an Oregon corporation, hereby amends and restates the Plan effective as of the Effective Date.

        1.2   Purpose. The purpose of the Plan is to secure for the Company and its shareholders the benefits inherent in the ownership of capital stock of the Company by Employees of the Company and its Affiliates. The Plan is intended to provide to eligible Employees of the Company and designated Affiliates an opportunity to purchase shares of Common Stock through payroll deductions.

        1.3   Type of Plan. A portion of the Plan is designed to comply with Code § 423(b) so that the shares purchased under that portion of the Plan will qualify for the favorable tax treatment provided by Code §§ 423(a) and 421(a). Another portion of the Plan provides for the purchase of shares which do not qualify for the favorable tax treatment provided by Code §§ 423(a) and 421(a).

ARTICLE II
DEFINITIONS

        2.1   423 Component shall mean the portion of the Plan designed to comply with Code § 423(b) so that the shares purchased under that portion of the Plan will qualify for the favorable tax treatment provided by Code §§ 423(a) and 421(a).

        2.2   Affiliate means any corporation or other entity that is affiliated with the Plan Sponsor through stock or other equity ownership or otherwise which is designated by the Board as an entity whose eligible Employees may be selected to participate in the Plan. The Board may select an entity to be designated as an Affiliate if the Plan Sponsor owns directly or indirectly at least 50% of the entity. The Board, in its sole discretion, may select an entity to be designated as an Affiliate if the Plan Sponsor owns directly or indirectly at least 10% of the entity, provided however, that employees of so designated Affiliate would be able to participate in the Non-423 Component portion of the Plan only.

        2.3   Agent means either the Plan Sponsor or its designee.

        2.4   Board means the Plan Sponsor's Board of Directors.

        2.5   CEO means Chief Executive Officer of CH2M HILL Companies, Ltd.

        2.6   Change of Control event means the occurrence of any one of the following events:

  a.
  Unapproved Acquisition of 25% Stake. Any "Person" (as such term is defined in Section 3(a)(9) and as used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes a "beneficial owner" (as defined in Rule 13(d)(3) under the Securities Exchange Act of 1934), directly or indirectly, of securities of CH2M HILL representing twenty-five percent (25%) or more of either (y) the then-outstanding shares of common stock of CH2M HILL or (z) the combined voting power of CH2M HILL's then-outstanding securities eligible to vote for the election of the CH2M HILL Board (either or both hereafter "Voting Securities"); provided, however, that the event described in this section shall not be deemed to be a Change of Control event by virtue of any of the following acquisitions:

  (i)
  by CH2M HILL,

  (ii)
  from CH2M HILL,

    (iii)
    by any employee benefit plan sponsored or maintained by CH2M HILL or any of its Subsidiary,

    (iv)
    by any underwriter temporarily holding securities pursuant to an offering of such securities, or

    (v)
    pursuant to a Non-COC Transaction (as defined below).

  b.
  Change in the Majority of the CH2M HILL Board. During the course of one CH2M HILL fiscal year, Incumbent Directors cease for any reason to constitute at least a majority of the CH2M HILL Board. For purposes of this Agreement, the term "Incumbent Directors" shall mean:

  (i)
  individuals who on January 1, 1999 constitute the CH2M HILL Board; and

  (ii)
  any person who becomes a director subsequent to January 1, 1999, provided his/her election or nomination for election was recommended by the Nominating Committee of the CH2M HILL Board (or its successor in responsibilities) and approved by at least two-thirds (2/3) of the Incumbent Directors who remain on the CH2M HILL Board (either by a specific vote or by approval of CH2M HILL or successor's proxy statement in which such person is named as a nominee for director, without objection to such nomination); provided that

  (iii)
  individuals initially elected or nominated as directors of CH2M HILL or successor as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the CH2M HILL Board shall not be deemed to be Incumbent Directors.

  c.
  Significant Merger or Consolidation. The consummation of a merger, consolidation, share exchange or similar form of corporate reorganization of CH2M HILL or any such type of transaction involving CH2M HILL or any of its Subsidiaries that requires the approval of CH2M HILL's stockholders (a "Business Combination"), unless such Business Combination is a Non-COC Transaction. For purposes of this Agreement, the term "Non-COC Transaction" shall include any Business Combination in which:

  (i)
  at least seventy-five percent (75%) of the total voting power eligible to elect directors of the entity resulting from such Business Combination is represented by shares that were Voting Securities immediately prior to such Business Combination (either by remaining outstanding or being converted),

  (ii)
  no Person (as the term is defined in section 2.7(a) above), other than any employee benefit plan sponsored or maintained by CH2M HILL, becomes the beneficial owner, directly or indirectly, of twenty-five percent (25%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the entity resulting from such Business Combination,

  (iii)
  at least a majority of the members of the CH2M HILL Board of directors of the entity resulting from such Business Combination were Incumbent Directors at the time of the CH2M HILL Board's approval of the execution of the initial agreement providing for such Business Combination.

  d.
  Liquidation. The stockholders of CH2M HILL approve a plan of liquidation or dissolution of CH2M HILL or the direct or indirect sale or other disposition of all or substantially all of the assets of CH2M HILL and its subsidiaries.

        2.7   CH2M HILL means CH2M HILL Companies, Ltd. and the Affiliates.

        2.8   Code shall mean the Internal Revenue Code of 1986, as amended from time to time.

        2.9   Committee shall mean the Committee appointed by the Board in accordance with Section 7.1 to administer the Plan. It is anticipated that the Ownership & Incentive Compensation Committee of the Board and its successors would administer this Plan.

        2.10 Common Stock shall mean the Company's common stock and any share or shares of the Company's capital stock hereafter issued or issuable in substitution for such shares.

        2.11 Company means the Plan Sponsor and the Affiliates.

        2.12 Compensation means the regular wages, salary or commissions paid to the Participant. Compensation may include other types of remuneration as determined by the Committee in its sole discretion.

        2.13 Effective Date means January 1, 2004, the Effective Date of the amended and restated Plan. The original Effective Date of the Plan was November 12, 1999.

        2.14 Employee means an individual who performs services for the Company as a common law employee and whose remuneration is subject to the withholding of federal income tax pursuant to Code § 3401. Notwithstanding the foregoing, the term "Employee" shall not include individuals who perform services for the Company under an agreement, contract or arrangement (which may be written, oral, or evidenced by the Company's payroll practice) between the Company and the individuals or with any other organization that provides the services of the individuals to the Company, pursuant to which the individuals are initially classified or treated as independent contractors or whose remuneration for services has not been treated initially as subject to the withholding of federal income tax pursuant to Code § 3401, or are otherwise treated as employees of an entity other than the Company, irrespective of whether they are treated as employees of the Company under common-law employment principles or pursuant to the provisions of Code §§ 414(m), 414(n), or 414(o), even if the individual is subsequently reclassified as a common law employee as a result of a final decree of a court of competent jurisdiction, the settlement of an administrative or judicial proceeding, or a determination by the Internal Revenue Service, the Department of the Treasury, or the Department of Labor.

        2.15 Fair Market Value means the price per share denominated in United States dollars, as determined by the Board.

        2.16 Internal Market means the limited internal market maintained by the Company for the purchase and sale of its Stock.

        2.17 Non-423 Component shall mean the portion of the Plan that is not designed to comply with Code § 423(b); therefore, the shares purchased under that portion of the Plan will not qualify for the favorable tax treatment provided by Code §§ 423(a) and 421(a).

        2.18 Participant means an Employee who elects to participate in the Plan.

        2.19 Plan means the CH2M HILL Companies, Ltd. Payroll Deduction Stock Purchase Plan.

        2.20 Plan Sponsor means CH2M HILL Companies, Ltd.

        2.21 Plan Year means a 12 consecutive month period ending each December 31.

        2.22 Purchase Date means each date on which Common Stock purchases are made under the Plan. The Committee shall establish the Purchase Dates, which should coincide with the dates that trades are conducted for the Internal Market.

        2.23 Stock Purchase Account means the bookkeeping account established for each Participant to track the amount withheld from a Participant's Compensation to purchase Common Stock.

        2.24 Subsidiary Corporation means any corporation (other than the Plan Sponsor) in an unbroken chain of corporations that begins with the Plan Sponsor and in which each of the corporations other than the last corporation in the chain owns at least 50% of the total voting power of all classes of stock in one of the other corporations in the chain.

ARTICLE III
ELIGIBILITY

        3.1   Eligibility to Participate in 423 Component. The Committee shall from time to time designate the Affiliates whose Employees may participate in the 423 Component. Only the Company and its Subsidiary Corporations (including corporations that become Subsidiary Corporations after the adoption and approval of the Plan) shall be eligible to be designated by the Committee to participate in the 423 Component of the Plan.

        Each Employee of a designated Affiliate shall be eligible to participate in the 423 Component of the Plan, except for: (i) an Employee who owns capital stock having 5% or more of the total combined voting power or value of all classes of capital stock of the Plan Sponsor or of any of its Subsidiary Corporations; (ii) an Employee whose customary employment is less than 20 hours per week; and (iii) an Employee whose customary employment is for less than 5 months in any Plan Year. The Committee may impose additional eligibility requirements consistent with Code § 423(b). The Committee's determination of the status of an individual as an Employee eligible to participate in the 423 Component of the Plan for a particular purchase date or period shall be final, binding, and conclusive, regardless of any subsequent reclassification or change in status.

        3.2   Eligibility to Participate in Non-423 Component. The Committee shall from time to time designate the Affiliates whose Employees may participate in the Non-423 Component. The Committee, in its sole discretion, shall have the power and authority to modify the eligibility for, and terms and conditions of, participation in the Plan by Employees of such Affiliates and to establish subplans, modified Plan procedures, and other terms and procedures to the extent such actions are deemed necessary or desirable by the Committee. Participation in the Non-423 Component of the Plan by Employees of designated Affiliates and the offer and purchase of Common Stock by such Employees shall not be considered part of, or pursuant to, a plan qualified under Code § 423.

        3.3   Termination of Eligibility to Participate in 423 Component. An Employee shall cease to be eligible to participate in the 423 Component of the Plan upon termination of employment with all corporations participating in the 423 Component of the Plan, whether by death, total disability, retirement, transfer to an entity that is not participating in the 423 Component of the Plan, or otherwise. A former Employee of a participating corporation shall again become eligible to participate in the 423 Component of the Plan as of the date of such person's reemployment by a corporation participating in the 423 Component of the Plan.

        3.4   Termination of Eligibility to Participate in Non-423 Component. An Employee shall cease to be eligible to participate in the Non-423 Component of the Plan upon termination of employment with all Affiliates participating in the Non-423 Component of the Plan, whether by death, total disability, retirement, transfer to an entity that is not participating in the Non-423 Component of the Plan, or otherwise. A former Employee of a participating Affiliate shall again become eligible to participate in the Non-423 Component of the Plan as of the date of such person's re-employment by an Affiliate participating in the Non-423 Component of the Plan.

ARTICLE IV
PARTICIPATION AND CONTRIBUTIONS

        4.1   Entry into Plan. An Employee, who meets the requirements for eligibility, becomes a Participant by authorizing a payroll deduction in the manner prescribed by the Committee. The

Committee may prescribe or permit electronic enrollment procedures. The Employee's payroll deduction authorization shall authorize regular payroll deductions from the Employee's Compensation.

        4.2 Payroll Deductions.

  a.
  An Employee, who meets the requirements for eligibility, may specify a payroll deduction equal to a whole percentage of not less than 1% and not more than 15% of the Employee's Compensation. A Participant may increase or decrease the amount of the Participant's payroll deduction at the time and in accordance with the procedure prescribed by the Committee, effective as soon as administratively practicable. Payroll deductions shall be credited to the Stock Purchase Account maintained for the Participant. Payroll deductions accumulated in the Participant's Stock Purchase Account (and not distributed to the Participant by the next Purchase Date) shall be used to purchase Common Stock on the next Purchase Date.

  b.
  If the Participant elects to stop payroll deductions, the Participant may not start payroll deductions again until the first business day of the calendar quarter following the calendar quarter in which payroll deductions stopped.

        4.3   Limit on Amount of Common Stock That May Be Purchased.

  a.
  No Employee shall be entitled to purchase shares of Common Stock with a Fair Market Value (measured as of the purchase date) of more than $25,000 in any Plan Year under the Plan and any other "employee stock purchase plan" of the Company, or at any other rate of purchase that exceeds the rate allowed for plans qualifying under Code § 423(b).

  b.
  Notwithstanding any other provision of this Plan, no shares of Common Stock shall be purchased under this Plan if, immediately after such purchase, that person will own more shares of Common Stock than are permitted under the Articles of Incorporation and Bylaws of the Company, as amended from time to time.

ARTICLE V
STOCK PURCHASE ACCOUNTS

        5.1   Stock Purchase Accounts. The Committee shall maintain a Stock Purchase Account for the Participant denominated in the currency of the United States of America. A Participant's payroll deduction amounts shall increase the Participant's Stock Purchase Account. The Committee shall decrease the Participant's Stock Purchase Account for the amount used to purchase Common Stock as of a Purchase Date. If a Participant is no longer contributing any payroll deductions to his or her Stock Purchase Account or if the Plan terminates or is terminated, the balance in the Participant's Stock Purchase Account shall be distributed to the Participant (or to the Participant's estate if the Participant is deceased).

        A Participant shall have the right to receive a distribution equal to the balance held in the Participant's Stock Purchase Account at any time prior to the time the amount is used to purchase Common Stock. Any distribution to the Participant shall decrease the Participant's Stock Purchase Account by the amount of the distribution.

        5.2   No Assignment. Amounts credited to a Participant's Stock Purchase Account may not be assigned, transferred, pledged, hypothecated, or otherwise disposed of in any way by a Participant other than by will or the laws of descent and distribution, and any attempt to do so shall be null and void and without effect.

        5.3   No Interest. No interest will be paid on the amounts credited to a Participant's Stock Purchase Account, unless required by applicable law.

ARTICLE VI
PURCHASES OF SHARES

        6.1   Purchase Price of Shares. Participants are permitted to purchase shares of Common Stock under the Plan at 90% of the Fair Market Value in effect as of the Purchase Date. At the discretion of the Board, the purchase price of shares of Common Stock may be changed at any time to a percentage of the Fair Market Value ranging from 85% to 100% of the Fair Market Value. However, any increase in the percentage shall be applied only with respect to purchases of Common Stock on the second Purchase Date following the announcement of such increase in the percentage.

        6.2   Shares Available for Purchase Under the Plan. On each Purchase Date, either the Agent will purchase Common Stock in the Internal Market or the Plan Sponsor will issue shares of Common Stock from the remaining balance of the shares reserved for issuance under the Plan. The Plan Sponsor has reserved [13,000,000] shares of Common Stock for issuance under the Plan since the Plan's inception (the amount of shares reserved has been increased by 10,000,000 as compared to the last restatement of this Plan document). In the event any change, such as a stock split, reverse stock split, stock dividend, or similar event is made in the Company's capitalization which results in an adjustment in the number of shares of capital stock outstanding without receipt of consideration by the Company, appropriate adjustment, as determined by the Committee in its discretion, may be made in the number of shares reserved for issuance.

        6.3   Purchase of Shares. If a Participant has a balance in the Participant's Stock Purchase Account on a Purchase Date, the Agent shall purchase whole and fractional shares of Common Stock with the balance in the Participant's Stock Purchase Account. The employee's Stock Purchase Account shall be charged with the Participant's portion of the purchase price of such shares.

        6.4   Record of Share Ownership. By electing to purchase shares of Common Stock under the Plan, each Participant designates the Agent to act as the Participant's agent with respect to all Common Stock purchased under the Plan. Each Participant shall have all the rights and privileges of a shareholder with respect to the shares purchased by the Participant.

        6.5   Restrictions on Transfers of Common Stock. All Common Stock transferred to a Participant will be subject to the terms, conditions, and restrictions on Common Stock set forth in CH2M HILL's Articles of Incorporation and Bylaws, as amended from time to time, including: (i) restrictions that grant CH2M HILL the right to repurchase shares upon termination of the shareholder's affiliation with CH2M HILL; (ii) restrictions that grant CH2M HILL a right of first refusal if the shareholder wishes to sell shares other than in the Internal Market; and (iii) restrictions that require the approval of CH2M HILL for any other sale of shares.

ARTICLE VII
PLAN ADMINISTRATION

        7.1   Committee. The Plan shall be administered by the Committee serving at the pleasure of the Board. The Committee shall at all times consist of at least two members and shall include additional members as the Board may determine. The Board directly or through the CEO may from time to time remove members from or add members to the Committee, and vacancies on the Committee shall be filled by the Board or the CEO on Board's direction. Members of the Committee may resign at any time upon written notice to the CEO.

        7.2   Committee Meetings and Actions. The Committee shall hold meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Committee shall be the acts of the Committee and shall be final, binding and conclusive upon all persons, including CH2M HILL, its shareholders, and Participants. The Chairman of the Committee, in

his or her sole discretion, may delegate any or all of the responsibilities of the Committee to one or more Committee members, whose actions shall be deemed to be the acts of all of the members.

        7.3   Powers of Committee. The Committee shall, in its sole discretion have the authority to prescribe, amend, and rescind rules and regulations relating to the Plan, to prescribe forms and procedures for carrying out the provisions and purposes of the Plan, to interpret the Plan, to make all determinations deemed necessary or advisable for the administration of the Plan, and to establish such other terms under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of CH2M HILL.

        7.4   Interpretation of Plan. The determination of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including CH2M HILL, its shareholders, and all persons having any interest in Common Stock which may be or have been purchased pursuant to the Plan.

        7.5   Limitation of Liability and Indemnification. No member of the Committee shall be liable for any action or determination made in good faith. Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Plan Sponsor against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, with CH2M HILL's approval, or paid in satisfaction of a judgment in any such action, suit or proceeding against him, provided such person shall give CH2M HILL an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person's own behalf.

ARTICLE VIII
REQUIREMENTS OF LAW

        8.1   Requirements of Law. All Common Stock purchased under the Plan shall be subject to all applicable laws, rules and regulations. The Company shall not be required to sell or deliver any shares of Common Stock under the Plan unless and until the Company has fully complied with any then applicable requirements of the Securities and Exchange Commission, state securities commissions, or other regulatory agencies having jurisdiction, and of any exchanges upon which Common Stock may be listed. The Company shall not be obligated to obtain any required licenses or to register any Common Stock to permit purchases of Common Stock under the Plan.

        8.2   Governing Law. The Plan and all agreements under the Plan shall be construed in accordance with and governed by the laws of the State of Colorado, United States of America.

        8.3   Governing Currency. The Plan and all agreements under the Plan shall be denominated in the currency of the United States of America.

ARTICLE IX
CHANGE IN CONTROL

        Upon the occurrence of a Change in Control, the Board, in its sole discretion, shall determine whether changes to the Plan are necessary.

ARTICLE X
AMENDMENT, MODIFICATION AND TERMINATION

        The CH2M HILL Board may amend or modify any provision of the Plan at any time; however, no amendment of the Plan shall increase the number of shares reserved for purchase under the Plan

(other than as a result of a recapitalization), without the approval of a majority of the voting power of the capital stock of the Plan Sponsor present or represented and entitled to vote at a duly constituted meeting of shareholders.

        The CH2M HILL Board may suspend the purchase of Common Stock under the Plan or terminate the Plan at any time. Unless the Plan is terminated earlier by the Board, the Plan shall terminate on July 31, 2008. Termination shall be deemed to be effective as of the close of business on the day of termination.

        The Board may determine that any Common Stock purchased under the Plan shall be subject to additional and/or modified terms and conditions, and the terms of the Common Stock shall be adjusted accordingly, as may be necessary to comply with or take account of any securities, exchange control, or taxation laws, regulations or practice of any territory which may have application to the relevant Participant.

ARTICLE XI
MISCELLANEOUS

        11.1 Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

        11.2 No Right to Continued Employment. Nothing contained in the Plan shall confer upon any Participant any right with respect to the continuation of the Participant's employment by CH2M HILL and/or Affiliates, or interfere in any way with the right of CH2M HILL or Affiliates, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant. Any Participant who leaves the employment of CH2M HILL shall not be entitled to any compensation for any loss of any right or any benefit or prospective right or benefit under this Plan which the Participant might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.

        11.3 Non-Assignability. A Participant may not voluntarily or involuntarily anticipate, assign, or alienate (either at law or in equity) any benefit under the Plan, and the Committee shall not recognize any such anticipation, assignment, or alienation. Furthermore, a benefit under the Plan shall not be subject to attachment, garnishment, levy, execution, or other legal or equitable process. Any attempted sale, conveyance, transfer, assignment, pledge or encumbrance of the rights, interests or benefits provided pursuant to the terms of the Plan or the levy of any attachment or similar process thereupon, shall by null and void and without effect.

        11.4 Participation in Other Plans. Nothing in this Plan shall affect any right which the Employee may otherwise have to participate in any retirement plan or agreement which the Company has adopted or may adopt hereafter.

        11.5 Entire Understanding. This instrument contains the entire understanding between the Company and the Participant relating to the Plan, and supersedes any prior agreement between the parties, whether written or oral. Neither this Plan nor any provision of the Plan may be waived, modified, amended, changed, discharged or terminated without action by the Board.

        11.6 Provisions Severable. To the extent that any one or more of the provisions of the Plan shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

        11.7 Headings. The article and section headings are for convenience only and shall not be used in interpreting or construing the Plan.

        11.8 Application of Funds. All funds received by the Company as a result of the sale of newly issued shares of Common Stock under the Plan may be used for any corporate purpose.

        11.9 Withholding. The Company shall be entitled to make appropriate arrangements to comply with any withholding requirements imposed by federal, state, or local law with respect to the purchase or disposition of shares of Common Stock under the Plan, including, without limitation, payroll withholding or withholding from proceeds of a disposition of shares of Common Stock acquired under the Plan.

        11.10 No Implied Rights or Obligations. The Plan Sponsor, in establishing and maintaining this Plan as a voluntary and unilateral undertaking, expressly disavows the creation of any rights in Participants or others claiming entitlements under the Plan or any obligations on the part of the Plan Sponsor, any Affiliate, the Agent, or the Committee, except as expressly provided in this Plan.

PROXY
CH2M HILL Companies, Ltd.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
APRIL 5, 2004

        The undersigned shareholder of CH2M HILL COMPANIES, LTD. (the Company) hereby appoints Ralph R. Peterson, Samuel H. Iapalucci and Joseph A. Ahearn, and each of them, with full power of substitution to each, the true and lawful attorneys, agents and proxyholders of the undersigned and hereby authorizes them to represent and vote, as specified herein, all of the shares of Common Stock of the Company held of record by the undersigned on March 26, 2004, at the Annual Meeting of Shareholders of the Company to be held on May 4, 2004 (the Annual Meeting) at 10 a.m. (Mountain Daylight Time) at 9191 South Jamaica Street, Englewood, Colorado and any adjournment or postponement thereof.

☒	PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4.
☐	MARK HERE TO VOTE ON ALL MATTERS AS THE BOARD OF DIRECTORS RECOMMENDS
  1.
  ELECTION OF DIRECTORS:

☐	FOR the four nominees listed below, except as otherwise indicated (see instruction below)
☐	WITHHOLD AUTHORITY to vote for the four nominees listed below

  Instruction:
  If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

William T. Dehn    Donald S. Evans    Jerry D. Geist    Susan D. King

  2.
  PROPOSAL TO APPROVE THE 2004 STOCK OPTION PLAN:

          [    ] FOR                        [    ] AGAINST                        [    ] ABSTAIN

  3.
  PROPOSAL TO AMEND THE PAYROLL DEDUCTION STOCK PURCHASE PLAN: Amend the Plan to increase the number of shares reserved under the Plan from 3,000,000 to 13,000,000 shares.

          [    ] FOR                        [    ] AGAINST                        [    ] ABSTAIN

  4.
  PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF CH2M HILL FOR THE YEAR ENDING DECEMBER 31, 2004:

          [    ] FOR                        [    ] AGAINST                        [    ] ABSTAIN

        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, FOR THE APPROVAL OF THE 2004 STOCK OPTION PLAN, FOR THE APPROVAL OF THE AMENDMENT OF THE PAYROLL DEDUCTION STOCK PURCHASE PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS CH2M HILL'S INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
SIGNATURE(s)
(Signature if jointly held)
Date:	, 2004

NOTE: This Proxy Card should be dated, signed exactly as your name(s) appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.

CONFIDENTIAL VOTING INSTRUCTIONS

CH2M HILL COMPANIES, LTD.

This confidential Voting Instruction Card is solicited on behalf of the Board of Directors

To: The Trustee of the CH2M HILL Companies, Ltd. Retirement and Tax-Deferred Savings Plan

        Pursuant to the terms of the Plan, I, the undersigned, as a participant or a beneficiary and a named fiduciary under the Plan, hereby direct the Trustee: (i) to vote the shares of CH2M HILL Companies, Ltd. stock (Company Stock) allocated to my account under the Plan on the record date, and (ii) to vote as a named fiduciary the proportionate amount of shares of Company Stock which is allocated to the accounts of other participants and beneficiaries in the Plan, but for which no voting instructions are received in a timely fashion, at the Annual Meeting of Shareholders of CH2M HILL Companies, Ltd. on May 4, 2004, and at any adjournment or postponement thereof, in the manner specified below.

        The Board of Directors recommends votes be cast FOR the election of each of the nominees for Director and for proposals 2, 3 and 4.

  1.
  ELECTION OF DIRECTORS:

☐	FOR the four nominees listed below, except as indicated
☐	WITHHOLD AUTHORITY to vote for the four nominees listed below

  Instruction:
  If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

William T. Dehn    Donald S. Evans    Jerry D. Geist    Susan D. King

  2.
  PROPOSAL TO APPROVE THE 2004 STOCK OPTION PLAN:

          [    ] FOR                        [    ] AGAINST                        [    ] ABSTAIN

  3.
  PROPOSAL TO AMEND THE PAYROLL DEDUCTION STOCK PURCHASE PLAN: Amend the Plan to increase the number of shares reserved under the Plan from 3,000,000 to 13,000,000 shares.

          [    ] FOR                        [    ] AGAINST                        [    ] ABSTAIN

  4.
  PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF CH2M HILL FOR THE YEAR ENDING DECEMBER 31, 2004:

          [    ] FOR                        [    ] AGAINST                        [    ] ABSTAIN

SIGN, DATE, AND RETURN THE VOTING INSTRUCTIONS PROMPTLY USING THE ENCLOSED ENVELOPE.
SIGNATURE(s)
Date:	, 2004

CH2M HILL Companies, Ltd.
Participant Notice
Retirement and Tax-Deferred Savings Plan

April 5, 2004

Dear Plan Participant:

        The enclosed Proxy Statement and Confidential Voting Instructions have been furnished by CH2M HILL Companies, Ltd. in conjunction with the Annual Meeting of Shareholders of CH2M Hill Companies, Ltd. to be held on May 4, 2004, to elect directors and to conduct other business.

        While only the Trustee of the CH2M HILL Companies, Ltd. Retirement and Tax-Deferred Savings Plan can actually vote the shares of CH2M HILL Companies, Ltd. stock (Company Stock) held in the Plan, you, as a participant or a beneficiary with Company Stock credited to your account under the Plan as of March 26, 2004 (the record date for the annual meeting) and a named fiduciary under the Plan, are entitled to instruct the Trustee of the Plan with respect to the following:

1.
The voting of Company Stock allocated to your account under the Plan on the record date.

2.
The voting of a pro-rata portion of Company Stock (based upon the ratio of the amount of Company Stock in your account under the Plan and the total amount of Company Stock in the Plan) allocated to the accounts under the Plan of other participants and beneficiaries for which no instructions are received.

        A named fiduciary is a person who under ERISA has the authority and responsibility (if he or she chooses to exercise it) to instruct the trustee of a plan regarding specific investments. Consequently, because of the provisions of the Plan, the Plan participant as a named fiduciary may (if he or she chooses) instruct the trustee of the Plan as to how to vote shares of Company Stock allocated to his or her own Plan account and how to vote a pro-rata portion of those shares of Company Stock which are not voted by participants with such shares allocated to their accounts.

        If your voting instructions are not timely received, the Trustee will vote the Company Stock allocated to your account under the Plan and uninstructed Company Stock in the aggregate in accordance with timely instructions received from other Plan participants acting as named fiduciaries under the Plan. If the Voting Instruction Form is received after the close of business on April 30, 2004, the Trustee cannot ensure that your voting instructions will be followed.

        It should be noted that your instructions to the Trustee are strictly confidential. Under no circumstances will the Trustee or any of their agents disclose to CH2M HILL Companies, Ltd. or any other party how, or if, you voted. The Trustee will supervise and control the distribution of all materials to Plan participants and the receipt of all voting instruction forms and will not disclose to any outside party the name and address of any Plan participant. You may, therefore, feel completely free to instruct the Trustee to vote these shares in the manner you think best.

        If you have any questions regarding the information provided to you, you may contact Rudd Little, Plan Administrator, 9191 South Jamaica Street, Englewood, CO 80112, (720) 286-3074.

Trustee of the CH2M HILL Companies, Ltd. Retirement and Tax-Deferred Savings Plan